
      CERT: 03263    00373   STBK 48-3926                                                         09-30-93
      TEXAS COMMERCE BANK NATIONAL ASSOCIATION                                                    FFIEC 031
      P.O. BOX 2558                                                                               PAGE RI-1
      HOUSTON, TX  77252                                                                              (3)


      FDIC CERTIFICATE NUMBER: 03263

      CONSOLIDATED REPORT OF INCOME FOR THE PERIOD:
      January 1, 1993 - September 30, 1993

      ALL REPORT OF INCOME SCHEDULES ARE TO BE REPORTED ON A CALENDAR YEAR-TO-DATE BASIS
      IN THOUSANDS OF DOLLARS.
                                                                                                  |------------|
      SCHEDULE RI-INCOME STATEMENT                                                                |    I480    | (---
                                                                                            |------------------|
                                                                DOLLAR AMOUNTS IN THOUSANDS |RIAD BIL Mil Thou |
      --------------------------------------------------------------------------------------|------------------|
      1. INTEREST INCOME:                                                                   |//////////////////|
         a. INTEREST AND FEE INCOME ON LOANS:                                               |//////////////////|
           (1) IN DOMESTIC OFFICES:                                                         |//////////////////|
              (a) LOANS SECURED BY REAL ESTATE..............................................|4011       84,977 | 1.a.(1)(a)
              (b) LOANS TO DEPOSITORY INSTITUTIONS..........................................|4019          306 | 1.a.(1)(b)
              (c) LOANS TO FINANCE AGRICULTURAL PRODUCTION AND OTHER LOANS                  |//////////////////|
                  TO FARMERS................................................................|4024        1,960 | 1.a.(1)(c)
              (d) COMMERCIAL AND INDUSTRIAL LOANS...........................................|4012      109,439 | 1.a.(1)(d)
              (e) ACCEPTANCES OF OTHER BANKS................................................|4026           17 | 1.a.(1)(e)
              (f) LOANS TO INDIVIDUALS FOR HOUSEHOLD, FAMILY, AND                           |//////////////////|
                  OTHER PERSONAL EXPENDITURES:                                              |//////////////////|
                 (1) CREDIT CARDS AND RELATED PLANS.........................................|4054        7,122 | 1.a.(1)(f)(1)
                 (2) OTHER..................................................................|4055       43,328 | 1.a.(1)(f)(2)
              (g) LOANS TO FOREIGN GOVERNMENTS AND OFFICIAL INSTITUTIONS....................|4056       13,404 | 1.a.(1)(g)
              (h) OBLIGATIONS (OTHER THAN SECURITIES AND LEASES) OF STATES                  |//////////////////|
                  AND POLITICAL SUBDIVISIONS IN THE U.S.:                                   |//////////////////|
                 (1) TAXABLE OBLIGATIONS....................................................|4503            0 | 1.a.(1)(h)(1)
                 (2) TAX-EXEMPT OBLIGATIONS.................................................|4504       17,875 | 1.a.(1)(h)(2)
              (I) ALL OTHER LOANS IN DOMESTIC OFFICES.......................................|4058       56,390 | 1.a.(1)(i)
           (2) IN FOREIGN OFFICES, EDGE AND AGREEMENT SUBSIDIARIES, AND IBFS................|4059       12,161 | 1.a.(2)
         b. INCOME FROM LEASE FINANCING RECEIVABLES:                                        |//////////////////|
           (1) TAXABLE LEASES...............................................................|4505       14,124 | 1.b.(1)
           (2) TAX-EXEMPT LEASES............................................................|4307            0 | 1.b.(2)
         c. INTEREST INCOME ON BALANCES DUE FROM DEPOSITORY INSTITUTIONS:(1)                |//////////////////|
           (1) IN DOMESTIC OFFICES..........................................................|4105           51 | 1.c.(1)
           (2) IN FOREIGN OFFICES, EDGE AND AGREEMENT SUBSIDIARIES, AND IBFs................|4106          289 | 1.c.(2)
         d. INTEREST AND DIVIDEND INCOME ON SECURITIES:                                     |//////////////////|
           (1) U.S. TREASURY SECURITIES AND U.S. GOVERNMENT AGENCY AND                      |//////////////////|
               CORPORATION OBLIGATIONS......................................................|4027      124,176 | 1.d.(1)
           (2) SECURITIES ISSUED BY STATES AND POLITICAL SUBDIVISIONS                       |//////////////////|
               IN THE U.S.:                                                                 |//////////////////|
              (a) TAXABLE SECURITIES........................................................|4506            1 | 1.d.(2)(a)
              (b) TAX-EXEMPT SECURITIES.....................................................|4507           75 | 1.d.(2)(b)
           (3) OTHER DOMESTIC DEBT SECURITIES ..............................................|3657       20,594 | 1.d.(3)
           (4) FOREIGN DEBT SECURITIES .....................................................|3658           27 | 1.d.(4)
           (5) EQUITY SECURITIES (INCLUDING INVESTMENTS IN MUTUAL FUNDS)....................|3659          597 | 1.d.(5)
         e. INTEREST INCOME FROM ASSETS HELD IN TRADING ACCOUNTS............................|4069        2,339 | 1.e.
                                                                                            |------------------|
      ---------------
      (1) INCLUDES INTEREST INCOME ON TIME CERTIFICATES OF DEPOSIT NOT HELD IN TRADING ACCOUNTS.



      CERT: 03263    00373   STBK 48-3926                                                                         09-30-93
      TEXAS COMMERCE BANK NATIONAL ASSOCIATION                                                                    FFIEC 031
      P.O. BOX 2558                                                                                               PAGE RI-2
      HOUSTON, TX  77252                                                                                              (4)
      SCHEDULE RI-CONTINUED


                                                      DOLLAR AMOUNTS IN THOUSANDS |RIAD Bil Mil Thou |
     -----------------------------------------------------------------------------|------------------|
      1. INTEREST INCOME (CONTINUED)                                              |//////////////////|
        f. INTEREST INCOME ON FEDERAL FUNDS SOLD AND SECURITIES PURCHASED         |//////////////////|
           UNDER AGREEMENTS TO RESELL IN DOMESTIC OFFICES OF THE BANK AND OF      |//////////////////|
           ITS EDGE AND AGREEMENT SUBSIDIARIES, AND IN IBFs.......................|4020       20,934 | 1.f.
        g. TOTAL INTEREST INCOME (SUM OF ITEMS 1.a. THROUGH 1.f.).................|4107      530,186 | 1.g.
      2. INTEREST EXPENSE:                                                        |//////////////////|
        a. INTEREST ON DEPOSITS:                                                  |//////////////////|
          (1) INTEREST ON DEPOSITS IN DOMESTIC OFFICES:                           |//////////////////|
             (a) TRANSACTION ACCOUNTS (NOW ACCOUNTS, ATS ACCOUNTS, AND            |//////////////////|
                 TELEPHONE AND PREAUTHORIZED TRANSFER ACCOUNTS)...................|4508       11,156 | 2.a.(1)(a)
             (b) NONTRANSACTION ACCOUNTS:                                         |//////////////////|
                (1) MONEY MARKET DEPOSIT ACCOUNTS (MMDAs).........................|4509       10,881 | 2.a.(1)(b)(1)
                (2) OTHER SAVINGS DEPOSITS........................................|4511       23,866 | 2.a.(1)(b)(2)
                (3) TIME CERTIFICATES OF DEPOSIT OF $100,000 OR MORE..............|4174        8,577 | 2.a.(1)(b)(3)
                (4) ALL OTHER TIME DEPOSITS.......................................|4512       31,873 | 2.a.(1)(b)(4)
          (2) INTEREST ON DEPOSITS IN FOREIGN OFFICES, EDGE AND AGREEMENT         |//////////////////|
              SUBSIDIARIES, AND IBFs..............................................|4172        7,032 | 2.a.(2)
        b. EXPENSE OF FEDERAL FUNDS PURCHASED AND SECURITIES SOLD UNDER           |//////////////////|
           AGREEMENTS TO REPURCHASE IN DOMESTIC OFFICES OF THE BANK AND OF        |//////////////////|
           ITS EDGE AND AGREEMENT SUBSIDIARIES, AND IN IBFs.......................|4180       15,396 | 2.b.
        c. INTEREST ON DEMAND NOTES ISSUED TO THE U.S. TREASURY AND ON            |//////////////////|
           OTHER BORROWED MONEY...................................................|4185       15,952 | 2.c.
        d. INTEREST ON MORTGAGE INDEBTEDNESS AND OBLIGATIONS UNDER                |//////////////////|
           CAPITALIZED LEASES.....................................................|4072          610 | 2.d.
        e. INTEREST ON SUBORDINATED NOTES AND DEBENTURES .........................|4200       15,833 | 2.e.
        f. TOTAL INTEREST EXPENSE (SUM OF ITEMS 2.a. THROUGH 2.e.)................|4073      141,176 | 2.f--------------------|
      3. NET INTEREST INCOME (ITEM 1.g. MINUS 2.f.)...............................|//////////////////|4074            389,010 | 3.

      4. PROVISIONS:                                                              |//////////////////|------------------------|
         a. PROVISION FOR LOAN AND LEASE LOSSES...................................|//////////////////|4230             (2,290)| 4.a
         b. PROVISION FOR ALLOCATED TRANSFER RISK.................................|//////////////////|4243              2,290 | 4.b
      5. NONINTEREST INCOME:                                                      |//////////////////|------------------------|
         a. INCOME FROM FIDUCIARY ACTIVITIES......................................|4070       45,587 | 5.a
         b. SERVICE CHARGES ON DEPOSIT ACCOUNTS IN DOMESTIC OFFICES...............|4080       63,200 | 5.b
         c. TRADING GAINS (LOSSES) AND FEES FROM FOREIGN EXCHANGE                 |//////////////////|
            TRANSACTIONS..........................................................|4075        8,025 | 5.c
         d. OTHER FOREIGN TRANSACTION GAINS (LOSSES)..............................|4076            1 | 5.d
         e. GAINS (LOSSES) AND FEES FROM ASSETS HELD IN TRADING ACCOUNTS..........|4077       10,873 | 5.e
         f. OTHER NONINTEREST INCOME:                                             |//////////////////
           (1) OTHER FEE INCOME ..................................................|5407       61,438 | 5.f.(1)
           (2) ALL OTHER NONINTEREST INCOME * ....................................|5408       48,827 | 5.f.(2)----------------|
         g. TOTAL NONINTEREST INCOME (SUM OF 5.a. THROUGH 5.f.)...................|//////////////////|4079            237,951 | 5.g
      6. GAINS (LOSSES) ON SECURITIES NOT HELD IN TRADING ACCOUNTS................|//////////////////|4091                  0 | 6.

      7. NONINTEREST EXPENSE:                                                     |//////////////////|------------------------|
         a. SALARIES AND EMPLOYEE BENEFITS........................................|4135      168,447 | 7.a
         b. EXPENSES OF PREMISES AND FIXED ASSETS (NET OF RENTAL INCOME)          |//////////////////|
            (EXCLUDING SALARIES AND EMPLOYEE BENEFITS AND MORTGAGE INTEREST)..... |4217       45,378 | 7.b
        c. OTHER NONINTEREST EXPENSE * ...........................................|4092      195,345 | 7.c--------------------|
        d. TOTAL NONINTEREST EXPENSE (SUM OF ITEMS 7.a. THROUGH 7.c.).............|//////////////////|4093            409,170 | 7.d
      8. INCOME (LOSS) BEFORE INCOME TAXES AND EXTRAORDINARY ITEMS AND OTHER      |//////////////////|------------------------|
         ADJUSTMENTS (ITEM 3 PLUS OR MINUS ITEMS 4.a., 4.b., 5.g., 6, AND 7.d.)...|//////////////////|4301            217,791 | 8.

      9. APPLICABLE INCOME TAXES (ON ITEM 8)......................................|//////////////////|4302             78,379 | 9.

     10. INCOME (LOSS) BEFORE EXTRAORDINARY ITEMS AND OTHER ADJUSTMENTS           |//////////////////|------------------------|
         (ITEM 8 MINUS ITEM 9)....................................................|//////////////////|4300            139,412 | 10.
     11. EXTRAORDINARY ITEMS AND OTHER ADJUSTMENTS:                               |//////////////////|------------------------|
         a. EXTRAORDINARY ITEMS AND OTHER ADJUSTMENTS, GROSS OF INCOME TAXES * ...|4310       (3,892)| 11.a
         b. APPLICABLE INCOME TAXES (ON ITEM 11.a.) * ............................|4315       (3,892)| 11.b
         c. EXTRAORDINARY ITEMS AND OTHER ADJUSTMENTS, NET OF INCOME TAXES        |//////////////////|------------------------|
           (ITEM 11.a. MINUS 11.b.)...............................................|//////////////////|4320                  0 | 11.c
     12. NET INCOME (LOSS) (SUM OF ITEMS 10 AND 11.c.)............................|//////////////////|4340            139,412 | 12.
     ---------------------                                                        |------------------|------------------------|
      * DESCRIBE ON SCHEDULE RI-E-EXPLANATIONS




     CERT: 03263    00373   STBK 48-3926                                                        09-30-93
     TEXAS COMMERCE BANK NATIONAL ASSOCIATION                                                   FFIEC 031
     P.O. BOX 2558                                                                              PAGE RI-3
     HOUSTON, TX  77252                                                                             (5)



      SCHEDULE RI-CONTINUED
                                                                                                 |------------|
                                                                                                 |Year-to-date|
                                                                                           |------------------|
                                                               DOLLAR AMOUNTS IN THOUSANDS |RIAD Bil Mil Thou |
      -------------------------------------------------------------------------------------|------------------|
      MEMORANDA                                                                            |//////////////////|
      1. INTEREST EXPENSE INCURRED TO CARRY TAX-EXEMPT SECURITIES, LOANS, AND LEASES       |//////////////////|
         ACQUIRED AFTER AUGUST 7, 1986, THAT IS NOT DEDUCTIBLE FOR FEDERAL INCOME TAX      |//////////////////|
         PURPOSES..........................................................................|4513          450 | M.1.
      2. NOT APPLICABLE.................................................................   |//////////////////|
      3. ESTIMATED FOREIGN TAX CREDIT INCLUDED IN APPLICABLE INCOME TAXES,                 |//////////////////|
         ITEMS 9 AND 11.B ABOVE............................................................|4309            0 | M.3.
      4. TO BE COMPLETED ONLY BY BANKS WITH $1 BILLION OR MORE IN TOTAL ASSETS:            |//////////////////|
         TAXABLE EQUIVALENT ADJUSTMENT TO "INCOME (LOSS) BEFORE INCOME TAXES AND           |//////////////////|
         EXTRAORDINARY ITEMS AND OTHER ADJUSTMENTS" (ITEM 8 ABOVE).........................|1244            0 | M.4.
      5. NUMBER OF FULL-TIME EQUIVALENT EMPLOYEES ON PAYROLL AT END OF CURRENT PERIOD      |//////////////////|
         (ROUND TO NEAREST WHOLE NUMBER)...................................................|4150        5,556 | M.5.
                                                                                           |------------------|

      SCHEDULE RI-A - CHANGES IN EQUITY CAPITAL

      INDICATE DECREASES AND LOSSES IN PARENTHESES.

                                                                                                 |------------|
                                                                                                 |    I483    | (---
                                                                                           |------------------|
                                                               DOLLAR AMOUNTS IN THOUSANDS |RIAD Bil Mil Thou |
      -------------------------------------------------------------------------------------|------------------|
       1. TOTAL EQUITY CAPITAL ORIGINALLY REPORTED IN THE DECEMBER 31, 1992, REPORTS OF    |//////////////////|
          CONDITION AND INCOME.............................................................|3215      715,012 | 1.
       2. EQUITY CAPITAL ADJUSTMENTS FROM AMENDED REPORT OF INCOME, NET * .................|3216            0 | 2.
       3. AMENDED BALANCE END OF PREVIOUS CALENDAR YEAR (SUM OF ITEMS 1 AND 2).............|3217      715,012 | 3.
       4. NET INCOME (LOSS) (MUST EQUAL SCHEDULE RI, ITEM 12)..............................|4340      139,412 | 4.
       5. SALE, CONVERSION, ACQUISITION, OR RETIREMENT OF CAPITAL STOCK, NET...............|4346      184,000 | 5.
       6. CHANGES INCIDENT TO BUSINESS COMBINATIONS, NET...................................|4356            0 | 6.
       7. LESS:  CASH DIVIDENDS DECLARED ON PREFERRED STOCK................................|4470            0 | 7.
       8. LESS:  CASH DIVIDENDS DECLARED ON COMMON STOCK...................................|4460       35,000 | 8.
       9. CUMULATIVE EFFECT OF CHANGES IN ACCOUNTING PRINCIPLES FROM PRIOR YEARS  *        |//////////////////|
         (SEE INSTRUCTIONS FOR THIS SCHEDULE) .............................................|4411            0 | 9.
      10. CORRECTIONS OF MATERIAL ACCOUNTING ERRORS FROM PRIOR YEARS *                     |//////////////////|
         (SEE INSTRUCTIONS FOR THIS SCHEDULE) .............................................|4412            0 | 10.
      11. CHANGE IN NET UNREALIZED LOSS ON MARKETABLE EQUITY SECURITIES....................|4413            0 | 11.
      12. FOREIGN CURRENCY TRANSLATION ADJUSTMENTS.........................................|4414            0 | 12.
      13. OTHER TRANSACTIONS WITH PARENT HOLDING COMPANY *                                 |//////////////////|
          (NOT INCLUDED IN ITEM 5, 7, OR 8 ABOVE)..........................................|4415       11,000 | 13.
      14. TOTAL EQUITY CAPITAL END OF CURRENT PERIOD (SUM OF ITEMS 3 THROUGH 13)           |//////////////////|
          (MUST EQUAL SCHEDULE RC, ITEM 28)................................................|3210    1,014,424 | 14.
                                                                                           |------------------|
      ---------------------
       * DESCRIBE ON SCHEDULE RI-E-EXPLANATIONS






      CERT: 03263    00373   STBK 48-3926                                                                    09-30-93
      TEXAS COMMERCE BANK NATIONAL ASSOCIATION                                                               FFIEC 031
      P.O. BOX 2558                                                                                          PAGE RI-4
      HOUSTON, TX  77252                                                                                        (6)
                                                                                                             |------------|
      SCHEDULE RI-B - CHARGE-OFFS AND RECOVERIES AND CHANGES IN ALLOWANCE                                    |    I486    | (--
                      FOR LOAN AND LEASE LOSSES                                       |-----------------------------------|
      PART I. CHARGE-OFFS AND RECOVERIES ON LOANS AND LEASES                          |  (Column A)     |  (Column B)     |
                                                                                      |  Charge-offs    |  Recoveries     |
      PART I EXCLUDES CHARGE-OFFS AND RECOVERIES THROUGH THE                          |-----------------|-----------------|
      ALLOCATED TRANSFER RISK RESERVE.                                                |      CALENDAR YEAR-TO-DATE        |
                                                                                      |-----------------|-----------------|
                                                          DOLLAR AMOUNTS IN THOUSANDS |RIAD Bil Mil Thou|RIAD Bil Mil Thou|

     --------------------------------------------------------------------------------|-----------------|-----------------|
     1. LOANS SECURED BY REAL ESTATE:                                                |/////////////////|/////////////////|
        a. TO U.S. ADDRESSEES (DOMICILE).............................................|4651       3,581 |4661         423 | 1.a.
        b. TO NON-U.S. ADDRESSEES (DOMICILE).........................................|4652           0 |4662           0 | 1.b.
     2. LOANS TO DEPOSITORY INSTITUTIONS AND ACCEPTANCES OF OTHER BANKS:             |/////////////////|/////////////////|
        a. TO U.S. BANKS AND OTHER U.S. DEPOSITORY INSTITUTIONS......................|4653           0 |4663           0 | 2.a.
        b. TO FOREIGN BANKS..........................................................|4654       3,058 |4664           0 | 2.b.
     3. LOANS TO FINANCE AGRICULTURAL PRODUCTION AND OTHER LOANS TO FARMERS..........|4655           0 |4665           0 | 3.
     4. COMMERCIAL AND INDUSTRIAL LOANS:                                             |/////////////////|/////////////////|
        a. TO U.S. ADDRESSEES (DOMICILE).............................................|4645      10,484 |4617       1,780 | 4.a.
        b. TO NON-U.S. ADDRESSEES (DOMICILE).........................................|4646           0 |4618           0 | 4.b.
     5. LOANS TO INDIVIDUALS FOR HOUSEHOLD, FAMILY, AND OTHER PERSONAL               |/////////////////|/////////////////|
        EXPENDITURES:                                                                |/////////////////|/////////////////|
        a. CREDIT CARDS AND RELATED PLANS............................................|4656         738 |4666         188 | 5.a.
        b. OTHER (INCLUDES SINGLE PAYMENT, INSTALLMENT, AND ALL STUDENT LOANS).......|4657       3,334 |4667         701 | 5.b.
     6. LOANS TO FOREIGN GOVERNMENTS AND OFFICIAL INSTITUTIONS.......................|4643         680 |4627       1,394 | 6.
     7. ALL OTHER LOANS..............................................................|4644         590 |4628         396 | 7.
     8. LEASE FINANCING RECEIVABLES:                                                 |/////////////////|/////////////////|
        a. OF U.S. ADDRESSEES (DOMICILE).............................................|4658           0 |4668           0 | 8.a.
        b. OF NON-U.S. ADDRESSEES (DOMICILE).........................................|4659       2,020 |4669           0 | 8.b.
     9. TOTAL (SUM OF ITEMS 1 THROUGH 8).............................................|4635      24,485 |4605       4,882 | 9.
                                                                                     |-----------------------------------|

                                                                                     |-----------------------------------|
                                                                                     |   Cumulative    |   Cumulative    |
                                                                                     |   Charge-Offs   |   Recoveries    |
                                                                                     |   Jan. 1, 1986  |  Jan. 1, 1986   |
     MEMORANDUM                                                                      |    through      |    through      |
                                                                                     |  Dec. 31, 1989  |   Report Date
                                                         DOLLAR AMOUNTS IN THOUSANDS |-----------------|-----------------|
     --------------------------------------------------------------------------------|     Bil Mil Thou|     Bil Mil Thou|
     TO BE COMPLETED BY NATIONAL BANKS ONLY                                          |/////////////////|/////////////////|
     1. CHARGE-OFFS AND RECOVERIES OF SPECIAL-CATEGORY LOANS, AS DEFINED FOR THIS    |/////////////////|/////////////////|
        CALL REPORT BY THE COMPTROLLER OF THE CURRENCY...............................|/////////////////|4784      11,225 | M.1.
                                                                                     |-----------------|-----------------|

                                                                                     |-----------------------------------|
                                                                                     |  (Column A)     |  (Column B)     |
                                                                                     |  Charge-offs    |  Recoveries     |
                                                                                     |-----------------|-----------------|
                                                                                     |      CALENDAR YEAR-TO-DATE        |
     MEMORANDUM ITEMS 2 AND 3 ARE TO BE COMPLETED BY ALL BANKS.                      |-----------------|-----------------|
                                                                                     |RIAD Bil Mil Thou|RIAD Bil Mil Thou|
     2. LOANS TO FINANCE COMMERCIAL REAL ESTATE, CONSTRUCTION, AND LAND DEVELOPMENT  |-----------------|-----------------|
        ACTIVITIES (NOT SECURED BY REAL ESTATE) INCLUDED IN SCHEDULE RI-B,           |/////////////////|/////////////////|
        PART I, ITEMS 4 AND 7, ABOVE.................................................|5409           0 |5410           0 | M.2.
     3. LOANS SECURED BY REAL ESTATE IN DOMESTIC OFFICES (INCLUDED IN SCHEDULE       |/////////////////|/////////////////|
        RI-B, PART I, ITEM 1, ABOVE):                                                |/////////////////|/////////////////|
        a. CONSTRUCTION AND LAND DEVELOPMENT.........................................|3582         626 |3583         240 | M.3.a.
        b. SECURED BY FARMLAND.......................................................|3584           0 |3585           0 | M.3.b.
        c. SECURED BY 1-4 FAMILY RESIDENTIAL PROPERTIES:                             |/////////////////|/////////////////|
           (1) REVOLVING, OPEN-END LOANS SECURED BY 1-4 FAMILY RESIDENTIAL           |/////////////////|/////////////////|
           PROPERTIES AND EXTENDED UNDER LINES OF CREDIT.............................|5411           0 |5412           0 | M.3.c.(1)
           (2) ALL OTHER LOANS SECURED BY 1-4 FAMILY RESIDENTIAL PROPERTIES..........|5413         489 |5414          67 | M.3.c.(1)
        d. SECURED BY MULTIFAMILY (5 OR MORE) RESIDENTIAL PROPERTIES.................|3588           0 |3589           0 | M.3.d.
        e. SECURED BY NONFARM NONRESIDENTIAL PROPERTIES..............................|3590       2,466 |3591         116 | M.3.e.
                                                                                     |-----------------|-----------------|




     CERT: 03263    00373   STBK 48-3926                                                                    09-30-93
     TEXAS COMMERCE BANK NATIONAL ASSOCIATION                                                               FFIEC 031
     P.O. BOX 2558                                                                                          PAGE RI-5
     HOUSTON, TX  77252                                                                                        (7)

     FDIC CERTIFICATE NUMBER: 03263

     SCHEDULE RI-B -- CONTINUED                                                      |-----------------------------------|


                                                                                      |  (Column A)     |  (Column B)     |
      PART II. CHANGES IN ALLOWANCE FOR LOAN AND LEASE LOSSES                         | Allowance For   |   Allocated     |
               AND IN ALLOCATED TRANSFER RISK RESERVE                                 | Loan and Lease  | Transfer Risk   |
                                                                                      |    Losses       |   Reserve       |
                                                                                      |-----------------|-----------------|
                                                          DOLLAR AMOUNTS IN THOUSANDS |     Bil Mil Thou|     Bil Mil Thou|
      --------------------------------------------------------------------------------|-----------------|-----------------|
      1. BALANCE ORIGINALLY REPORTED IN DECEMBER 31, 1992, REPORTS OF                 |/////////////////|/////////////////|
         CONDITION AND INCOME ........................................................|3124     205,018 |3131           0 | 1.
      2. RECOVERIES (COLUMN A MUST EQUAL PART I, ITEM 9, COLUMN B ABOVE)..............|4605       4,882 |3132           0 | 2.
      3. LESS:  CHARGE-OFFS (COLUMN A MUST EQUAL PART I, ITEM 9, COLUMN A ABOVE)......|4635      24,485 |3133           0 | 3.
      4. PROVISION  (COLUMN A MUST EQUAL SCHEDULE RI, ITEM 4.a.; COLUMN B             |/////////////////|/////////////////|
         MUST EQUAL SCHEDULE RI, ITEM 4.b.)...........................................|4230      (2,290)|4243       2,290 | 4.
      5. ADJUSTMENTS * (SEE INSTRUCTIONS FOR THIS SCHEDULE)...........................|4815      10,649 |3134           0 | 5.
      6. BALANCE END OF CURRENT PERIOD (SUM OF ITEMS 1 THROUGH 5)                     |/////////////////|/////////////////|
         (COLUMN A MUST EQUAL SCHEDULE RC, ITEM 4.b.; COLUMN B MUST EQUAL             |/////////////////|/////////////////|
         SCHEDULE RC, ITEM 4.c.)......................................................|3123     193,774 |3128       2,290 | 6.
      ---------------------                                                           |-----------------------------------|
       * DESCRIBE ON SCHEDULE RI-E-EXPLANATIONS





      SCHEDULE RI-C - APPLICABLE INCOME TAXES BY TAXING AUTHORITY
                                                                                                             |------------|
      SCHEDULE RI-C IS TO BE REPORTED WITH THE DECEMBER REPORT OF INCOME.                                    |    I489    | (--
                                                                                                        |-----------------|
                                                                            DOLLAR AMOUNTS IN THOUSANDS |RIAD Bil Mil Thou|
      --------------------------------------------------------------------------------------------------|-----------------|
      1. FEDERAL........................................................................................|4780           0 | 1.
      2. STATE AND LOCAL................................................................................|4790           0 | 2.
      3. FOREIGN........................................................................................|4795           0 | 3.
      4. TOTAL (SUM OF ITEMS 1 THROUGH 3)(MUST EQUAL SUM OF SCHEDULES RI, ITEMS 9 AND 11.b).............|4770           0 | 4.
      5. DEFERRED PORTION OF ITEM 4.....................................................................|4772           0 | 5.
                                                                                                        |-----------------|








      CERT: 03263    00373   STBK 48-3926                                                                       09-30-93
      TEXAS COMMERCE BANK NATIONAL ASSOCIATION                                                                  FFIEC 031
      P.O. BOX 2558                                                                                             PAGE RI-6
      HOUSTON, TX  77252                                                                                           (8)

      SCHEDULE RI-D - INCOME FROM INTERNATIONAL OPERATIONS

      FOR ALL BANKS WITH FOREIGN OFFICES, EDGE OR AGREEMENT SUBSIDIARIES, OR IBFs
      WHERE INTERNATIONAL OPERATIONS ACCOUNT FOR MORE THAN 10 PERCENT OF TOTAL
      REVENUES, TOTAL ASSETS, OR NET INCOME.
                                                                                                                |------------|
      PART I. ESTIMATED INCOME FROM INTERNATIONAL OPERATIONS                                                    |    I492    | (---

                                                                                                          |------------------|
                                                                              DOLLAR AMOUNTS IN THOUSANDS |RIAD Bil Mil Thou |
      ----------------------------------------------------------------------------------------------------|------------------|
      1. INTEREST INCOME AND EXPENSE BOOKED AT FOREIGN OFFICES, EDGE AND AGREEMENT SUBSIDIARIES,          |//////////////////|
         AND IBFs:                                                                                        |//////////////////|
         a. INTEREST INCOME BOOKED........................................................................|4837            0 | 1.a.

         b. INTEREST EXPENSE BOOKED.......................................................................|4838            0 | 1.b.

         c. NET INTEREST INCOME BOOKED AT FOREIGN OFFICES, EDGE AND AGREEMENT SUBSIDIARIES,               |//////////////////|
            AND IBFs (ITEM 1.a. MINUS 1.b.)...............................................................|4839            0 | 1.c.

      2. ADJUSTMENTS FOR BOOKING LOCATION OF INTERNATIONAL OPERATIONS:                                    |//////////////////|
         a. NET INTEREST INCOME ATTRIBUTABLE TO INTERNATIONAL OPERATIONS BOOKED AT DOMESTIC OFFICES.......|4840            0 | 2.a.

         b. NET INTEREST INCOME ATTRIBUTABLE TO DOMESTIC BUSINESS BOOKED AT FOREIGN OFFICES...............|4841            0 | 2.b.

         c. NET BOOKING LOCATION ADJUSTMENT (ITEM 2.a. MINUS 2.b.)........................................|4842            0 | 2.c.

      3. NONINTEREST INCOME AND EXPENSE ATTRIBUTABLE TO INTERNATIONAL OPERATIONS:                         |//////////////////|
         a. NONINTEREST INCOME ATTRIBUTABLE TO INTERNATIONAL OPERATIONS...................................|4097            0 | 3.a.


         b. PROVISION FOR LOAN AND LEASE LOSSES ATTRIBUTABLE TO INTERNATIONAL OPERATIONS..................|4235            0 | 3.b.
         c. OTHER NONINTEREST EXPENSE ATTRIBUTABLE TO INTERNATIONAL OPERATIONS............................|4239            0 | 3.c.

         d. NET NONINTEREST INCOME (EXPENSE) ATTRIBUTABLE TO INTERNATIONAL OPERATIONS (ITEM 3.A MINUS     |//////////////////|
            3.b. AND 3.c.)................................................................................|4843            0 | 3.d.
      4. ESTIMATED PRETAX INCOME ATTRIBUTABLE TO INTERNATIONAL OPERATIONS BEFORE CAPITAL ALLOCATION       |//////////////////|
         ADJUSTMENT (SUM OF ITEMS 1.c, 2.c, AND 3.d)......................................................|4844            0 | 4.
      5. ADJUSTMENT TO PRETAX INCOME FOR INTERNAL ALLOCATIONS TO INTERNATIONAL OPERATIONS TO REFLECT THE  |//////////////////|
         EFFECTS OF EQUITY CAPITAL ON OVERALL BANK FUNDING COSTS..........................................|4845            0 | 5.
      6. ESTIMATED PRETAX INCOME ATTRIBUTABLE TO INTERNATIONAL OPERATIONS AFTER CAPITAL ALLOCATION        |//////////////////|
         ADJUSTMENT (SUM OF ITEMS 4 AND 5)................................................................|4846            0 | 6.
      7. INCOME TAXES ATTRIBUTABLE TO INCOME FROM INTERNATIONAL OPERATIONS AS ESTIMATED IN ITEM 6.........|4797            0 | 7.
      8. ESTIMATED NET INCOME ATTRIBUTABLE TO INTERNATIONAL OPERATIONS (ITEM 6 MINUS 7)...................|4341            0 | 8.
                                                                                                          |------------------|
      MEMORANDA                                                                                           |------------------|
      1. INTRACOMPANY INTEREST INCOME INCLUDED IN ITEM 1.a. ABOVE.........................................|4847            0 | M.1.
      2. INTRACOMPANY INTEREST EXPENSE INCLUDED IN ITEM 1.b. ABOVE........................................|4848            0 | M.2.
                                                                                                          |------------------|

      PART II. SUPPLEMENTARY DETAILS ON INCOME FROM INTERNATIONAL OPERATIONS REQUIRED BY THE
      DEPARTMENTS OF COMMERCE AND TREASURY FOR PURPOSES OF THE U.S. INTERNATIONAL
      ACCOUNTS AND THE U.S. NATIONAL INCOME AND PRODUCT ACCOUNTS
                                                                                                          |------------------|
                                                                              DOLLAR AMOUNTS IN THOUSANDS |RIAD Bil Mil Thou |
      ----------------------------------------------------------------------------------------------------|------------------|
      1. INTEREST INCOME BOOKED AT IBFs...................................................................|4849            0 | 1.
      2. INTEREST EXPENSE BOOKED AT IBFs..................................................................|4850            0 | 2.
      3. NONINTEREST INCOME ATTRIBUTABLE TO INTERNATIONAL OPERATIONS BOOKED AT DOMESTIC OFFICES           |//////////////////|
         (EXCLUDING IBFs):                                                                                |//////////////////|
          a. GAINS (LOSSES) AND EXTRAORDINARY ITEMS.......................................................|5491            0 | 3.a.
          b. FEES AND OTHER NONINTEREST INCOME ...........................................................|5492            0 | 3.b.
      4. PROVISION FOR LOAN AND LEASE LOSSES ATTRIBUTABLE TO INTERNATIONAL OPERATIONS BOOKED AT DOMESTIC  |//////////////////|
         OFFICES (EXCLUDING IBFs).........................................................................|4852            0 | 4.
      5. OTHER NONINTEREST EXPENSE ATTRIBUTABLE TO INTERNATIONAL OPERATIONS BOOKED AT DOMESTIC OFFICES    |//////////////////|
         (EXCLUDING IBFs).................................................................................|4853            0 | 5.
                                                                                                          |------------------|





      CERT: 03263    00373   STBK 48-3926                                                  09-30-93
      TEXAS COMMERCE BANK NATIONAL ASSOCIATION                                             FFIEC 031
      P.O. BOX 2558                                                                        PAGE RI-7
      HOUSTON, TX  77252                                                                      (9)
      FDIC CERTIFICATE NUMBER: 03263

      SCHEDULE RI-E EXPLANATIONS

      SCHEDULE RI-E IS TO BE COMPLETED EACH QUARTER ON A CALENDAR YEAR-TO-DATE BASIS.

      DETAIL ALL ADJUSTMENTS IN SCHEDULES RI-A AND RI-B, ALL EXTRAORDINARY ITEMS AND
      OTHER ADJUSTMENTS IN SCHEDULE RI, AND ALL SIGNIFICANT ITEMS OF OTHER NONINTEREST INCOME AND
      OTHER NONINTEREST EXPENSE IN SCHEDULE RI.  (SEE INSTRUCTIONS FOR DETAILS.)


                                                                                           |-----------|
                                                                                           |     I495  |
                                                                                     |-----------------|
                                                          DOLLAR AMOUNTS IN THOUSANDS|RIAD Bil Mil Thou|
      -------------------------------------------------------------------------------|-----------------|
      1. ALL OTHER NONINTEREST INCOME  (FROM SCHEDULE RI, ITEM 5.f(2))               |/////////////////|
         REPORT AMOUNTS THAT EXCEED 10% OF SCHEDULE RI, ITEM 5.f(2):                 |/////////////////|
         a. NET GAINS ON OTHER REAL ESTATE OWNED.....................................|5415           0 | 1.a.
         b. NET GAINS ON SALES OF LOANS .............................................|5416           0 | 1.b.
         c. NET GAINS ON SALES OF PREMISES AND FIXED ASSETS .........................|5417           0 | 1.c.
         ITEMIZE AND DESCRIBE THE THREE LARGEST AMOUNTS THAT EXCEED 10% OF           |/////////////////|
         SCHEDULE RI, ITEM 5.f.(2):                                                  |/////////////////|
         d.|4461|    Interbank Contract Services                                     |4461      26,321 | 1.d.
         e.|4462|    Data Processing Charges                                         |4462       8,278 | 1.e.
         f.|4463|                                                                    |4463           0 | 1.f.
      2. OTHER NONINTEREST EXPENSE (FROM SCHEDULE RI, ITEM 7.c.):                    |/////////////////|
         a. AMORTIZATION EXPENSE OF INTANGIBLE ASSETS................................|4531      15,685 | 2.a.

          REPORT AMOUNTS THAT EXCEED 10% OF SCHEDULE RI, ITEM 7.c.:                  |/////////////////|
         b. NET LOSSES ON OTHER REAL ESTATE OWNED....................................|5418      33,003 | 2.b.
         c. NET LOSSES ON SALES OF LOANS ............................................|5419           0 | 2.c.
         d. NET LOSSES ON SALES OF PREMISES AND FIXED ASSETS ........................|5420           0 | 2.d.
         ITEMIZE AND DESCRIBE THE THREE LARGEST OTHER AMOUNTS THAT EXCEED 10% OF     |/////////////////|
         SCHEDULE RI, ITEM 7.c.:                                                     |/////////////////|
         e.|4464|    Restructuring Charge                                            |4464      26,044 | 2.e.
         f.|4467|    Interbank Contract Services                                     |4467      22,035 | 2.f.
         g.|4468|                                                                    |4468           0 | 2.g.
      3. EXTRAORDINARY ITEMS AND OTHER ADJUSTMENTS (FROM SCHEDULE RI, ITEM 11.a)     |/////////////////|
         AND APPLICABLE INCOME TAX EFFECT (FROM SCHEDULE RI, ITEM 11.b)              |/////////////////|
         (ITEMIZE AMD DESCRIBE ALL EXTRAORDINARY ITEMS AND OTHER ADJUSTMENTS):       |/////////////////|
         a. (1)|6440|Effect of adopting FASB Statement No. 109 "Ac|------------------|6440       9,081 | 3.a.(1)
            (2) APPLICABLE INCOME TAX EFFECT......................|4486            0 |/////////////////| 3.a.(2)
         b. (1)|4487|Prior Service Cost of Post Retirement Benefit|------------------|4487     (12,973)| 3.b.(1)
            (2) APPLICABLE INCOME TAX EFFECT......................|4488       (3,892)|/////////////////| 3.b.(2)
         c. (1)|4489|                                             |------------------|4489           0 | 3.c.(1)
            (2) APPLICABLE INCOME TAX EFFECT......................|4491            0 |/////////////////| 3.c.(2)
      4. EQUITY CAPITAL ADJUSTMENTS FROM AMENDED REPORTS OF       |------------------|/////////////////|
         INCOME (FROM SCHEDULE RI-A, ITEM 2) (ITEMIZE AND DESCRIBE ALL ADJUSTMENTS): |/////////////////|
         a.|4492|                                                                    |4492           0 | 4.a.
         b.|4493|                                                                    |4493           0 | 4.b.
      5. CUMULATIVE EFFECT OF CHANGES IN ACCOUNTING PRINCIPLES FROM PRIOR            |/////////////////|
         YEARS (FROM SCHEDULE RI-A, ITEM 9) (ITEMIZE AND DESCRIBE ALL CHANGES IN     |/////////////////|
         ACCOUNTING PRINCIPLES):                                                     |/////////////////|
         a.|4494|                                                                    |4494           0 | 5.a.
         b.|4495|                                                                    |4495           0 | 5.b.
      6. CORRECTIONS OF MATERIAL ACCOUNTING ERRORS FROM PRIOR YEARS (FROM            |/////////////////|
         SCHEDULE RI-A, ITEM 10) (ITEMIZE AND DESCRIBE ALL CORRECTIONS):             |/////////////////|
         a.|4496|                                                                    |4496           0 | 6.a.
         b.|4497|                                                                    |4497           0 | 6.b.
                                                                                     |-----------------|










      CERT: 03263    00373   STBK 48-3926                                              09-30-93
      TEXAS COMMERCE BANK NATIONAL ASSOCIATION                                         FFIEC 031
      P.O. BOX 2558                                                                    PAGE RI-8
      HOUSTON, TX  77252                                                                  (10)





      SCHEDULE RI-E CONTINUED




                                                                                 |-----------------|
                                                     DOLLAR AMOUNTS IN THOUSANDS |RIAD Bil Mil Thou|
      ---------------------------------------------------------------------------|-----------------|
      7. OTHER TRANSACTIONS WITH PARENT HOLDING COMPANY (FROM SCHEDULE RI-A,     |/////////////////|
         ITEM 13) (ITEMIZE AND DESCRIBE ALL SUCH TRANSACTIONS):                  |/////////////////|
         a.|4498|Capital Injection                                               |4498      11,000 | 7.a.
         b.|4499|                                                                |4499           0 | 7.b.
      8. ADJUSTMENTS TO ALLOWANCE FOR LOAN AND LEASE LOSSES (FROM SCHEDULE RI-B, |/////////////////|
         PART II, ITEM 5) ( ITEMIZE AND DESCRIBE ALL ADJUSTMENTS):               |/////////////////|
         a.|4521|First City Allowance at Acquisition                             |4521      10,649 | 8.a.
         b.|4522|                                                                |4522           0 | 8.b.
      9. OTHER EXPLANATIONS (THE SPACE BELOW IS PROVIDED FOR THE BANK TO BRIEFLY |/////////////////|
         DESCRIBE, AT ITS OPTION, ANY OTHER SIGNIFICANT ITEMS AFFECTING THE      |/////////////////|
         REPORT OF INCOME):                                                      |/////////////////|
                                                                                 |/////////////////|
         NO COMMENT                                                              |4769           0 |


                                                                                 |-----------------|
         OTHER EXPLANATIONS (PLEASE TYPE OR PRINT CLEARLY):                      | I498   |  I499  |
           |4769|                                                                |-----------------|




















      CERT: 03263    00373   STBK 48-3926                                                                 09-30-93
      TEXAS COMMERCE BANK NATIONAL ASSOCIATION                                                            FFIEC 031
      P.O. BOX 2558                                                                                       PAGE RC-1
      HOUSTON, TX  77252                                                                                      (11)




      FDIC CERTIFICATE NUMBER: 03263



      CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL AND STATE
      CHARTERED SAVINGS BANKS FOR
      September 30, 1993

      ALL SCHEDULES ARE TO BE REPORTED IN THOUSANDS OF DOLLARS.  UNLESS OTHERWISE INDICATED,
      REPORT THE AMOUNT OUTSTANDING AS OF THE LAST BUSINESS DAY OF THE QUARTER.
                                                                                                          |------------|
      SCHEDULE RC - BALANCE SHEET                                                                         |    C400    | (---
                                                                                                    |------------------|
                                                                       DOLLAR AMOUNTS IN THOUSANDS  |RCFD Bil Mil Thou |
      ----------------------------------------------------------------------------------------------|------------------|
      ASSETS                                                                                        |//////////////////|
       1. CASH AND BALANCES DUE FROM DEPOSITORY INSTITUTIONS (FROM SCHEDULE RC-A):                  |//////////////////|
          a. NONINTEREST-BEARING BALANCES AND CURRENCY AND COIN (1).................................|0081      795,657 | 1.a
          b. INTEREST-BEARING BALANCES (2)..........................................................|0071        5,011 | 1.b
       2. SECURITIES (FROM SCHEDULE RC-B)...........................................................|0390    2,043,074 | 2.
       3. FEDERAL FUNDS SOLD & SECURITIES PURCHASED UNDER AGREEMENTS TO RESELL IN DOMESTIC OFFICES  |//////////////////|
          OF THE BANK AND OF ITS EDGE AND AGREEMENT SUBSIDIARIES, AND IN IBFs:                      |//////////////////|
          a. FEDERAL FUNDS SOLD.....................................................................|0276    1,705,690 | 3.a.
          b. SECURITIES PURCHASED UNDER AGREEMENTS TO RESELL........................................|0277      128,370 | 3.b.
       4. LOANS AND LEASE FINANCING RECEIVABLES:                                 |------------------|//////////////////|
          a. LOANS AND LEASES, NET OF UNEARNED INCOME (FROM SCHEDULE RC-C).......|2122    7,098,252 |//////////////////| 4.a
          b. LESS: ALLOWANCE FOR LOAN AND LEASE LOSSES...........................|3123      193,774 |//////////////////| 4.b
          c. LESS: ALLOCATED TRANSFER RISK RESERVE...............................|3128        2,290 |//////////////////| 4.c
          d. LOANS AND LEASES, NET OF UNEARNED INCOME,                           |------------------|//////////////////|
             ALLOWANCE, AND RESERVE (ITEM 4.a. MINUS 4.b. AND 4.c.).................................|2125    6,902,188 | 4.d
       5. ASSETS HELD IN TRADING ACCOUNTS ..........................................................|2146       11,512 | 5.
       6. PREMISES AND FIXED ASSETS (INCLUDING CAPITALIZED LEASES)..................................|2145      325,411 | 6.
       7. OTHER REAL ESTATE OWNED (FROM SCHEDULE RC-M)..............................................|2150      120,332 | 7.
       8. INVESTMENTS IN UNCONSOLIDATED SUBSIDIARIES AND ASSOCIATED COMPANIES (FROM SCHEDULE RC-M)..|2130            0 | 8.
       9. CUSTOMERS' LIABILITY TO THIS BANK ON ACCEPTANCES OUTSTANDING..............................|2155       10,079 | 9.
      10. INTANGIBLE ASSETS (FROM SCHEDULE RC-M)....................................................|2143      320,548 | 10.
      11. OTHER ASSETS (FROM SCHEDULE RC-F).........................................................|2160      329,733 | 11.
      12. TOTAL ASSETS (SUM OF ITEMS 1 THROUGH 11)..................................................|2170   12,697,605 | 12.
                                                                                                    |------------------|





      ----------
      (1) INCLUDES CASH ITEMS IN PROCESS OF COLLECTION AND UNPOSTED DEBITS.
      (2) INCLUDES TIME CERTIFICATES OF DEPOSIT NOT HELD IN TRADING ACCOUNTS.









      CERT: 03263    00373   STBK 48-3926                                                                   09-30-93
      TEXAS COMMERCE BANK NATIONAL ASSOCIATION                                                              FFIEC 031
      P.O. BOX 2558                                                                                         PAGE RC-2
      HOUSTON, TX  77252                                                                                       (12)
      SCHEDULE RC-CONTINUED                                                                           |------------------|
                                                                           DOLLAR AMOUNTS IN THOUSANDS|     Bil Mil Thou |
      ------------------------------------------------------------------------------------------------|------------------|
      LIABILITIES                                                                                     |//////////////////|
      13. DEPOSITS:                                                                                   |//////////////////|
          a. IN DOMESTIC OFFICES (SUM OF TOTALS OF COLUMNS A AND C FROM SCHEDULE RC-E, PART I)...|RCON|2200    8,926,425 | 13.a
            (1) NONINTEREST-BEARING(1).........................................|RCON|6631   4,027,868 |//////////////////| 13.a.(1)
            (2) INTEREST-BEARING...............................................|RCON|6636   4,898,557 |//////////////////| 13.a.(2)
          b. IN FOREIGN OFFICES, EDGE AND AGREEMENT SUBSIDIARIES, AND IBFs (FROM SCHEDULE             |//////////////////|
             RC-E, PART II)......................................................................|RCFN|2200      580,887 | 13.b.
            (1) NONINTEREST-BEARING............................................|RCFN|6631           0 |//////////////////| 13.b.(1)
            (2) INTEREST-BEARING...............................................|RCFN|6636     580,887 |//////////////////| 13.b.(2)
      14. FEDERAL FUNDS PURCHASED AND SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE IN DOMESTIC      |//////////////////|
          OFFICES OF THE BANK AND OF ITS EDGE AND AGREEMENT SUBSIDIARIES, AND IN IBFs.................|//////////////////|
          a. FEDERAL FUNDS PURCHASED.............................................................|RCFD|0278      366,367 | 14.a.
          b. SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE......................................|RCFD|0279      332,759 | 14.b.
      15. DEMAND NOTES ISSUED TO THE U.S. TREASURY...............................................|RCON|2840      900,000 | 15.
      16. OTHER BORROWED MONEY...................................................................|RCFD|2850       84,172 | 16.
      17. MORTGAGE INDEBTEDNESS AND OBLIGATIONS UNDER CAPITALIZED LEASES.........................|RCFD|2910       10,375 | 17.
      18. BANK'S LIABILITY ON ACCEPTANCES EXECUTED AND OUTSTANDING...............................|RCFD|2920       10,079 | 18.
      19. SUBORDINATED NOTES AND DEBENTURES .....................................................|RCFD|3200      320,000 | 19.
      20. OTHER LIABILITIES (FROM SCHEDULE RC-G).................................................|RCFD|2930      152,117 | 20.
      21. TOTAL LIABILITIES (SUM OF ITEMS 13 THROUGH 20).........................................|RCFD|2948   11,683,181 | 21.
                                                                                                      |//////////////////|
      22. LIMITED-LIFE PREFERRED STOCK AND RELATED SURPLUS.......................................|RCFD|3282            0 | 22.
      EQUITY CAPITAL                                                                                  |//////////////////|
      23. PERPETUAL PREFERRED STOCK AND RELATED SURPLUS..........................................|RCFD|3838            0 | 23.
      24. COMMON STOCK...........................................................................|RCFD|3230      280,293 | 24.
      25. SURPLUS (EXCLUDE ALL SURPLUS RELATED TO PREFERRED STOCK)...............................|RCFD|3839      158,403 | 25.
      26. a. UNDIVIDED PROFITS AND CAPITAL RESERVES..............................................|RCFD|3632      575,728 | 26.a.
      26. b. LESS: NET UNREALIZED LOSS ON MARKETABLE EQUITY SECURITIES...........................|RCFD|0297            0 | 26.b.
      27. CUMULATIVE FOREIGN CURRENCY TRANSLATION ADJUSTMENTS....................................|RCFD|3284            0 | 27.
      28. TOTAL EQUITY CAPITAL (SUM OF ITEMS 23 THROUGH 27)......................................|RCFD|3210    1,014,424 | 28.
      29. TOTAL LIABILITIES, LIMITED-LIFE PREFERRED STOCK,                                            |//////////////////|
          AND EQUITY CAPITAL (SUM OF ITEMS 21, 22, AND 28).......................................|RCFD|3300   12,697,605 | 29.
                                                                                                      |------------------|
      MEMORANDUM
      TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION
      1. INDICATE IN THE BOX AT THE RIGHT THE NUMBER OF THE STATEMENT BELOW THAT BEST                             NUMBER
         DESCRIBES THE MOST COMPREHENSIVE LEVEL OF AUDITING WORK PERFORMED FOR THE BANK               |------------------|
         BY INDEPENDENT EXTERNAL AUDITORS AS OF ANY DATE DURING 1992 ............................|RCFD|6724            0 | M.1.
                                                                                                      |------------------|
      1 = INDEPENDENT AUDIT OF THE BANK CONDUCTED IN ACCORD-                        4 = DIRECTORS' EXAMINATION OF THE BANK PERFORMED
          ANCE WITH GENERALLY ACCEPTED AUDITING STANDARDS BY                            BY OTHER EXTERNAL AUDITORS (MAY BE REQUIRED

          A CERTIFIED PUBLIC ACCOUNTING FIRM WHICH SUBMITS A                            BY STATE CHARTERING AUTHORITY)
          REPORT ON THE BANK                                                        5 = REVIEW OF THE BANK'S FINANCIAL STATEMENTS BY
      2 = INDEPENDENT AUDIT OF THE BANK'S PARENT HOLDING                                EXTERNAL AUDITORS
          COMPANY CONDUCTED IN ACCORDANCE WITH GENERALLY AC-                        6 = COMPILATION OF THE BANK'S FINANCIAL STATE-
          CEPTED AUDITING STANDARDS BY A CERTIFIED PUBLIC                               MENTS BY EXTERNAL AUDITORS
          ACCOUNTING FIRM WHICH SUBMITS A REPORT ON THE CON-                        7 = OTHER AUDIT PROCEDURES (EXCLUDING TAX PRE-
          SOLIDATED HOLDING COMPANY (BUT NOT ON THE BANK                                PARATION WORK)
          SEPARATELY)                                                               8 = NO EXTERNAL AUDIT WORK
      3 = DIRECTORS' EXAMINATION OF THE BANK CONDUCTED IN


         ACCORDANCE WITH GENERALLY ACCEPTED AUDITING STAN-
         DARDS BY A CERTIFIED PUBLIC ACCOUNTING FIRM (MAY
         BE REQUIRED BY STATE CHARTERING AUTHORITY)


     ---------
     (1) INCLUDES TOTAL DEMAND DEPOSITS AND NONINTEREST-BEARING TIME AND SAVINGS DEPOSITS.




     CERT: 03263    00373   STBK 48-3926                                                                          09-30-93
     TEXAS COMMERCE BANK NATIONAL ASSOCIATION                                                                     FFIEC 031
     P.O. BOX 2558                                                                                                PAGE RC-3
     HOUSTON, TX  77252                                                                                              (13)



     SCHEDULE RC-A - CASH AND BALANCES DUE FROM DEPOSITORY INSTITUTIONS
                                                                                                                  |-----------|
     EXCLUDE ASSETS HELD IN TRADING ACCOUNTS                                                                      |    C405   | (---
                                                                                          |-----------------------------------|
                                                                                          |   (Column A)    |   (Column B)    |
                                                                                          |  Consolidated   |    Domestic     |
                                                                                          |     Bank        |    Offices      |
                                                               DOLLAR AMOUNTS IN THOUSANDS|RCFD Bil Mil Thou|RCON Bil Mil Thou|
     -------------------------------------------------------------------------------------|-----------------|-----------------|
     1. CASH ITEMS IN PROCESS OF COLLECTION, UNPOSTED DEBITS, AND CURRENCY AND COIN.......|0022     661,920 |/////////////////| 1.
        a. CASH ITEMS IN PROCESS OF COLLECTION AND UNPOSTED DEBITS........................|/////////////////|0020     478,578 | 1.a
        b. CURRENCY AND COIN..............................................................|/////////////////|0080     183,342 | 1.b
     2. BALANCES DUE FROM DEPOSITORY INSTITUTIONS IN THE U.S..............................|/////////////////|0082      30,894 | 2.
        a. U.S. BRANCHES AND AGENCIES OF FOREIGN BANKS (INCLUDING THEIR IBFs).............|0083          48 |/////////////////| 2.a
        b. OTHER COMMERCIAL BANKS IN THE U.S. AND OTHER DEPOSITORY INSTITUTIONS IN THE    |/////////////////|/////////////////| 2.b
           U.S (INCLUDING THEIR IBFs).....................................................|0085      30,846 |/////////////////|
     3. BALANCES DUE FROM BANKS IN FOREIGN COUNTRIES AND FOREIGN CENTRAL BANKS............|/////////////////|0070      13,399 | 3.
        a. FOREIGN BRANCHES OF OTHER U.S. BANKS...........................................|0073         449 |/////////////////| 3.a.
        b. OTHER BANKS IN FOREIGN COUNTRIES AND FOREIGN CENTRAL BANKS.....................|0074      12,973 |/////////////////| 3.b.
     4. BALANCES DUE FROM FEDERAL RESERVE BANKS...........................................|0090      94,432 |0090      94,432 | 4.
     5. TOTAL (SUM OF ITEMS 1 THROUGH 4) (TOTAL OF COLUMN A MUST EQUAL SCHEDULE RC ITEM 1)|0010     800,668 |0010     800,645 | 5.
                                                                                          |-----------------------------------|
     MEMORANDUM
     1. NONINTEREST-BEARING BALANCES DUE FROM COMMERCIAL BANKS IN THE U.S.                                  |-----------------|
        (INCLUDED IN ITEM 2, COLUMN B ABOVE)................................................................|0050      30,894 | M.1.
                                                                                                            |-----------------|




















     CERT: 03263    00373   STBK 48-3926                                                                        09-30-93
     TEXAS COMMERCE BANK NATIONAL ASSOCIATION                                                                   FFIEC 031
     P.O. BOX 2558                                                                                              PAGE RC-4
     HOUSTON, TX  77252                                                                                            (14)


   SCHEDULE RC-B - SECURITIES
                                                                                                              |-----------|
   EXCLUDE ASSETS HELD IN TRADING ACCOUNTS.                                                                   |    C410   | (---
                                                                       |--------------------------------------------------|
                                                                       |       CONSOLIDATED BANK         | DOMESTIC OFFICE|
                                                                       |---------------------------------|----------------|
                                                                       |   (Column A)   |   (Column B)   |   (Column C)   |
                                                                       |   Book Value   |Market Value (1)|   Book Value   |
                                           DOLLAR AMOUNTS IN THOUSANDS |RCFD Bil Mil Tho|RCFD Bil Mil Tho|RCON Bil Mil Tho|
   --------------------------------------------------------------------|----------------|----------------|----------------|
   1. U.S. TREASURY SECURITIES ........................................|0400    100,097 |0401    101,541 |0400    100,097 |1.
   2. U.S. GOVERNMENT AGENCY AND CORPORATION OBLIGATIONS:              |////////////////|////////////////|////////////////|
      a. ALL HOLDINGS OF U.S. GOVERNMENT-ISSUED OR GUARANTEED CERT-    |////////////////|////////////////|////////////////|
         IFICATES OF PARTICIPATION IN POOLS OF RESIDENTIAL MORTGAGES   |////////////////|////////////////|////////////////|
         (1) ISSUED BY FNMA AND FHLMC..................................|3760    619,849 |3761    635,871 |3760    619,849 |2.a.(1)
         (2) GUARANTEED BY GNMA (EXCLUDE FNMA AND FHLMC ISSUES)........|3762    979,662 |3763  1,059,621 |3762    979,662 |2.a.(2)
      b. ALL OTHER.....................................................|0604      1,977 |0605      2,045 |////////////////|2.b.
         (1) COLLATERALIZED MORTGAGE OBLIGATIONS ISSUED BY FNMA AND    |////////////////|////////////////|////////////////|
             FHLMC (INCLUDE REMICS)....................................|////////////////|////////////////|3764          0 |2.b.(1)
         (2) ALL OTHER U.S. GOVERNMENT-SPONSORED AGENCY OBLIGATIONS (2)|////////////////|////////////////|3765      1,977 |2.b.(2)
         (3) ALL OTHER U.S. GOVERNMENT AGENCY OBLIGATIONS (3)..........|////////////////|////////////////|3766          0 |2.b.(3)
   3. SECURITIES ISSUED BY STATES AND POLITICAL SUBDIVISIONS IN THE U.S|0402      1,174 |0403      1,429 |////////////////|3.
      a. GENERAL OBLIGATIONS...........................................|////////////////|////////////////|3767      1,052 |3.a.
      b. REVENUE OBLIGATIONS...........................................|////////////////|////////////////|3768        122 |3.b.
      c. INDUSTRIAL DEVELOPMENT AND SIMILAR OBLIGATIONS................|////////////////|////////////////|3769          0 |3.c.
   4. OTHER DOMESTIC DEBT SECURITIES:                                  |////////////////|////////////////|////////////////|
      a. ALL HOLDINGS OF PRIVATE (I.E. NONGOVERNMENT-ISSUED OR         |////////////////|////////////////|////////////////|
         GUARANTEED) CERTIFICATES OF PARTICIPATION IN POOLS OF         |////////////////|////////////////|////////////////|
         RESIDENTIAL MORTGAGES.........................................|0408          0 |0409          0 |0408          0 |4.a.
      b. ALL OTHER DOMESTIC DEBT SECURITIES                            |////////////////|////////////////|////////////////|
         (1) PRIVATELY-ISSUED COLLATERALIZED MORTGAGE OBLIGATIONS      |////////////////|////////////////|////////////////|
             (INCLUDE REMICS)..........................................|5361     37,385 |5362     38,283 |5361     37,385 |4.b.(1)
         (2) ALL OTHER.................................................|5363    288,558 |5364    291,731 |5363    288,558 |4.b.(2)
   5. FOREIGN DEBT SECURITIES .........................................|3635      1,178 |3636      1,195 |3635      1,178 |5.
   6. EQUITY SECURITIES:                                               |////////////////|////////////////|////////////////|
      a. MARKETABLE EQUITY SECURITIES:                                 |////////////////|////////////////|////////////////|
         (1) INVESTMENTS IN MUTUAL FUNDS...............................|3637          0 |3638          0 |3637          0 |6.a.(1)
         (2) OTHER MARKETABLE EQUITY SECURITIES .......................|3639         33 |3640         33 |3639         33 |6.a.(2)
         (3) LESS: NET UNREALIZED LOSS ON MARKETABLE EQUITY SECURITIES |3641          0 |////////////////|3641          0 |6.a.(3)
      b. OTHER EQUITY SECURITIES (INCLUDES FEDERAL RESERVE STOCK)......|3642     13,161 |3643     13,161 |3642     13,161 |6.b.
   7. TOTAL (SUM OF ITEMS 1 THROUGH 6) (TOTAL OF COLUMN A MUST EQUAL   |////////////////|////////////////|////////////////|
      SCHEDULE RC, ITEM 2).............................................|0390  2,043,074 |0391  2,144,910 |0390  2,043,074 |7.
                                                                       |--------------------------------------------------|

   -----------
   (1)  SEE DISCUSSION IN GLOSSARY ENTRY FOR "MARKET VALUE OF SECURITIES."
   (2)  INCLUDES OBLIGATIONS (OTHER THAN CERTIFICATES OF PARTICIPATION IN POOLS OF RESIDENTIAL MORTGAGES, CMOS, AND REMICS)
        ISSUED BY THE FARM CREDIT SYSTEM, THE FEDERAL HOME LOAN BANK SYSTEM, THE FEDERAL HOME LOAN MORTGAGE CORPORATION,
        THE FEDERAL NATIONAL MORTGAGE ASSOCIATION, THE FINANCING CORPORATION, RESOLUTION FUNDING CORPORATION, THE STUDENT
        LOAN MARKETING ASSOCIATION, AND THE TENNESSEE VALLEY AUTHORITY.
   (3)  INCLUDES SMALL BUSINESS ADMINISTRATION "GUARANTEED LOAN POOL CERTIFICATES," U.S. MARITIME ADMINISTRATION OBLIGATIONS,
        AND EXPORT-IMPORT BANK PARTICIPATION CERTIFICATES.






   CERT: 03263    00373   STBK 48-3926                                                       09-30-93
   TEXAS COMMERCE BANK NATIONAL ASSOCIATION                                                  FFIEC 031
   P.O. BOX 2558                                                                             PAGE RC-5

      HOUSTON, TX  77252                                                                           (15)
      SCHEDULE RC-B --CONTINUED                                                            |----------------|
                                                                                           |  CONSOL. BANK  |
                                                                                           |   BOOK VALUE   |
      MEMORANDA                                                                            |----------------|
                                                         DOLLAR AMOUNTS IN THOUSANDS       |RCFD Bil Mil Tho|
      -------------------------------------------------------------------------------------|----------------|
      1. PLEDGED SECURITIES................................................................|0416    931,140 | M.1.
      2. MATURITY AND REPRICING DATA FOR DEBT SECURITIES: (1),(2)                          |////////////////|
         a. FIXED RATE DEBT SECURITIES WITH A REMAINING MATURITY OF:                       |////////////////|
            (1) THREE MONTHS OR LESS.......................................................|0343      5,743 | M.2.a.(1)
            (2) OVER THREE MONTHS THROUGH 12 MONTHS........................................|0344      1,977 | M.2.a.(2)
            (3) OVER ONE YEAR THROUGH FIVE YEARS...........................................|0345    856,976 | M.2.a.(3)
            (4) OVER FIVE YEARS............................................................|0346  1,133,593 | M.2.a.(4)
            (5) TOTAL FIXED RATE DEBT SECURITIES (SUM OF MEMORANDUM ITEMS 2.a.(1)          |////////////////|
                THROUGH 2.a.(4)............................................................|0347  1,998,289 | M.2.a.(5)
         b. FLOATING RATE DEBT SECURITIES WITH A REPRICING FREQUENCY OF:                   |////////////////|
            (1) QUARTERLY OR MORE FREQUENTLY...............................................|4544     30,362 | M.2.b.(1)
            (2) ANNUALLY OR MORE FREQUENTLY, BUT LESS FREQUENTLY THAN                      |////////////////|
                QUARTERLY..................................................................|4545      1,177 | M.2.b.(2)
            (3) EVERY FIVE YEARS OR MORE FREQUENTLY, BUT LESS FREQUENTLY                   |////////////////|
                THAN ANNUALLY..............................................................|4551          0 | M.2.b.(3)
            (4) LESS FREQUENTLY THAN EVERY FIVE YEARS........................    ..........|4552          0 | M.2.b.(4)
            (5) TOTAL FLOATING RATE DEBT SECURITIES (SUM OF MEMORANDUM ITEMS 2.b.(1)       |////////////////|
                THROUGH 2.b.(4)............................................................|4553     31,539 | M.2.b.(5)
         C. TOTAL DEBT SECURITIES (SUM OF MEMORANDUM ITEMS 2.a.(5) AND 2.b.(5))            |////////////////|
            (MUST EQUAL THE SUM OF ITEMS 1 THROUGH 5, COLUMN A, ABOVE).....................|0393  2,029,828 | M.2.c.
      3. TAXABLE SECURITIES ISSUED BY STATES AND POLITICAL SUBDIVISIONS IN THE U.S.        |////////////////|
         (INCLUDED IN SCHEDULE RC-B, ITEM 3, COLUMN A, ABOVE)..............................|0301        171 | M.3.
      4. DEBT SECURITIES RESTRUCTURED AND IN COMPLIANCE WITH MODIFIED TERMS                |////////////////|
         (INCLUDED IN SCHEDULE RC-B, ITEMS 3 THROUGH 5, COLUMN A, ABOVE)...................|5365          0 | M.4.
      5. DEBT SECURITIES HELD FOR SALE (INCLUDED IN SCHEDULE RC-B, ITEMS 1                 |////////////////|
         THROUGH 5, COLUMN A, ABOVE).......................................................|5366    358,703 | M.5.
      6. FLOATING RATE DEBT SECURITIES WITH A REMAINING MATURITY OF ONE YEAR OR LESS       |////////////////|
         (INCLUDED IN MEMORANDUM ITEM 2.b.(5) ABOVE).......................................|5519          0 | M.6.
                                                                                           |----------------|
      -----------
      (1)  EXCLUDE EQUITY SECURITIES, E.G., INVESTMENTS IN MUTUAL FUNDS, FEDERAL RESERVE STOCK, COMMON
           STOCK, AND PREFERRED STOCK.
      (2)  MEMORANDUM ITEM 2 IS NOT APPLICABLE TO SAVINGS BANKS THAT MUST COMPLETE SUPPLEMENTAL
           SCHEDULE RC-J.












      CERT: 03263    00373   STBK 48-3926                                                                   09-30-93
      TEXAS COMMERCE BANK NATIONAL ASSOCIATION                                                              FFIEC 031
      P.O. BOX 2558                                                                                         PAGE RC-6
      HOUSTON, TX  77252                                                                                       (16)

      SCHEDULE RC-C - LOANS AND LEASE FINANCING RECEIVABLES

      NET OF UNEARNED INCOME AND BEFORE ADJUSTMENT FOR ALLOWANCE FOR LOAN AND LEASE
      LOSSES.  EXCLUDE ASSETS HELD IN TRADING ACCOUNTS.                                                     |-----------|
                                                                                                            |    C415   | (---
                                                                                    |-----------------------------------|
                                                                                    |    (Column A)   |   (Column B)    |
                                                                                    |   Consolidated  |    Domestic     |
                                                                                    |       Bank      |    Offices      |
                                                        DOLLAR AMOUNTS IN THOUSANDS |RCFD  Bil Mil Tho|RCON  Bil Mil Thou|
      ------------------------------------------------------------------------------|-----------------|-----------------|
       1. LOANS SECURED BY REAL ESTATE..............................................|1410   1,270,691 |/////////////////| 1.


          a. CONSTRUCTION AND LAND DEVELOPMENT......................................|/////////////////|1415     262,695 | 1.a.
          b. SECURED BY FARMLAND (INCLUDING FARM RESIDENTIAL AND OTHER IMPROVEMENTS)|/////////////////|1420      16,186 | 1.b.
          c. SECURED BY 1-4 FAMILY RESIDENTIAL PROPERTIES...........................|/////////////////|/////////////////|
            (1) REVOLVING, OPEN-END LOANS SECURED BY 1-4 FAMILY RESIDENTIAL         |/////////////////|/////////////////|
                PROPERTIES AND EXTENDED UNDER LINES OF CREDIT                       |/////////////////|1797           0 | 1.c.(1)
            (2) ALL OTHER LOANS SECURED BY 1-4 FAMILY RESIDENTIAL PROPERTIES:       |/////////////////|/////////////////|
                (a) SECURED BY FIRST LIENS..........................................|/////////////////|5367     297,144 | 1.c.(2)(a)
                (b) SECURED BY JUNIOR LIENS.........................................|/////////////////|5368      85,841 | 1.c.(2)(b)
          d. SECURED BY MULTIFAMILY (5 OR MORE) RESIDENTIAL PROPERTIES..............|/////////////////|1460      81,610 | 1.d
          e. SECURED BY NONFARM NONRESIDENTIAL PROPERTIES...........................|/////////////////|1480     527,215 | 1.e
       2. LOANS TO DEPOSITORY INSTITUTIONS:                                         |/////////////////|/////////////////|
          a. TO COMMERCIAL BANKS IN THE U.S.........................................|/////////////////|1505      13,257 | 2.a.
            (1) TO U.S. BRANCHES AND AGENCIES OF FOREIGN BANKS......................|1506       5,263 |/////////////////| 2.a.(1)
            (2) TO OTHER COMMERCIAL BANKS IN THE U.S. ..............................|1507      12,994 |/////////////////| 2.a.(2)
          b. TO OTHER DEPOSITORY INSTITUTIONS IN THE U.S. ..........................|1517          49 |1517          49 | 2.b.
          c. TO BANKS IN FOREIGN COUNTRIES..........................................|/////////////////|1510       1,207 | 2.c.
            (1) TO FOREIGN BRANCHES OF OTHER U.S. BANKS.............................|1513         419 |/////////////////| 2.c.(1)
            (2) TO OTHER BANKS IN FOREIGN COUNTRIES.................................|1516      23,418 |/////////////////| 2.c.(2)
       3. LOANS TO FINANCE AGRICULTURAL PRODUCTION AND OTHER LOANS TO FARMERS.......|1590      66,415 |1590      66,415 | 3.
       4. COMMERCIAL AND INDUSTRIAL LOANS:                                          |/////////////////|/////////////////|
          a. TO U.S. ADDRESSEES (DOMICILE)..........................................|1763   2,663,397 |1763   2,610,474 | 4.a
          b. TO NON-U.S. ADDRESSEES (DOMICILE)......................................|1764     131,721 |1764      25,079 | 4.b
       5. ACCEPTANCES OF OTHER BANKS:                                               |/////////////////|/////////////////|
         a. OF U.S. BANKS...........................................................|1756           0 |1756           0 | 5.a.
         b. OF FOREIGN BANKS........................................................|1757           0 |1757           0 | 5.b.
       6. LOANS TO INDIVIDUALS FOR HOUSEHOLD, FAMILY, AND OTHER PERSONAL            |/////////////////|/////////////////|
          EXPENDITURES (I.E., CONSUMER LOANS) (INCLUDES PURCHASED PAPER)............|/////////////////|1975     800,696 | 6.
          a. CREDIT CARDS AND RELATED PLANS (INCLUDES CHECK CREDIT AND OTHER        |/////////////////|/////////////////|
             REVOLVING CREDIT PLANS)................................................|2008      89,597 |/////////////////| 6.a.
          b. OTHER (INCLUDES SINGLE PAYMENTS, INSTALLMENT, AND ALL STUDENT LOANS)...|2011     711,099 |/////////////////| 6.b.
       7. LOANS TO FOREIGN GOVERNMENTS AND OFFICIAL INSTITUTIONS (INCLUDING         |/////////////////|/////////////////|
          FOREIGN CENTRAL BANKS)....................................................|2081     259,075 |2081     237,911 | 7.
       8. OBLIGATIONS (OTHER THAN SECURITIES AND LEASES) OF STATES AND POLITICAL    |/////////////////|/////////////////|
          SUBDIVISIONS IN THE U.S. (INCLUDES NONRATED INDUSTRIAL DEVELOPMENT        |/////////////////|/////////////////|
          OBLIGATIONS):                                                             |/////////////////|/////////////////|
          a. TAXABLE OBLIGATIONS....................................................|2033           0 |2033           0 | 8.a
          b. TAX-EXEMPT OBLIGATIONS.................................................|2079      60,051 |2079      60,051 | 8.b
       9. OTHER LOANS...............................................................|1563   1,630,404 |/////////////////| 9.
          a. LOANS FOR PURCHASING OR CARRYING SECURITIES (SECURED AND UNSECURED)....|/////////////////|1545     315,437 | 9.a
          b. ALL OTHER LOANS (EXCLUDE CONSUMER LOANS)...............................|/////////////////|1564   1,312,635 | 9.b
      10. LEASE FINANCING RECEIVABLES (NET OF UNEARNED INCOME)......................|/////////////////|2165     206,536 | 10.
          a. OF U.S. ADDRESSEES (DOMICILE)..........................................|2182     164,781 |/////////////////| 10.a.
          b. OF NON-U.S. ADDRESSEES (DOMICILE)......................................|2183      41,755 |/////////////////| 10.b.
      11. LESS: ANY UNEARNED INCOME ON LOANS REFLECTED IN ITEMS 1-9 ABOVE...........|2123      32,877 |2123      32,877 | 11.
      12. TOTAL LOANS AND LEASES, NET OF UNEARNED INCOME (SUM OF ITEMS 1 THROUGH 10 |/////////////////|/////////////////|
          MINUS ITEM 11)(TOTAL OF COLUMN A MUST EQUAL SCHEDULE RC,ITEM 4.a.)........|2122   7,098,252 |2122   6,887,561 | 12.
                                                                                    |-----------------------------------|







      CERT: 03263    00373   STBK 48-3926                                                                    09-30-93
      TEXAS COMMERCE BANK NATIONAL ASSOCIATION                                                               FFIEC 031
      P.O. BOX 2558                                                                                          PAGE RC-7
      HOUSTON, TX  77252                                                                                        (17)

                                                                                      |-----------------------------------|
      SCHEDULE RC-C  - CONTINUED                                                      |   (Column A)    |  (Column B)     |
                                                                                      |  Consolidated   |   Domestic      |
      MEMORANDA                                                                       |      Bank       |   Offices       |
                                                          DOLLAR AMOUNTS IN THOUSANDS |RCFD Bil Mil Thou|RCON Bil Mil Thou|
      --------------------------------------------------------------------------------|-----------------|-----------------|
      1. COMMERCIAL PAPER INCLUDED IN SCHEDULE RC-C ABOVE.............................|1496           0 |1496           0 | M.1.
      2. LOANS AND LEASES RESTRUCTURED AND IN COMPLIANCE WITH MODIFIED TERMS          |/////////////////|-----------------|
         (INCLUDED IN SCHEDULE RC-C ABOVE):                                           |/////////////////|
         a. LOANS SECURED BY REAL ESTATE:                                             |/////////////////|
            (1) TO U.S. ADDRESSEES (DOMICILE).........................................|1687      35,611 | M.2.a.(1)
            (2) TO NON-U.S. ADDRESSEES (DOMICILE).....................................|1689           0 | M.2.a.(2)
         b. LOANS TO FINANCE AGRICULTURAL PRODUCTION AND OTHER LOANS TO FARMERS.......|1613           0 | M.2.b.

         c. COMMERCIAL AND INDUSTRIAL LOANS:                                          |/////////////////|
            (1) TO U.S. ADDRESSEES (DOMICILE).........................................|1758           0 | M.2.c.(1)
            (2) TO NON-U.S. ADDRESSEES (DOMICILE).....................................|1759           0 | M.2.c.(2)
         d. ALL OTHER LOANS (EXCLUDE LOANS TO INDIVIDUALS FOR HOUSEHOLD, FAMILY,      |/////////////////|
            AND OTHER PERSONAL EXPENDITURES)..........................................|1615     236,825 | M.2.d.
         e. LEASE FINANCING RECEIVABLES:                                              |/////////////////|
            (1) OF U.S. ADDRESSEES (DOMICILE).........................................|1789           0 | M.2.e.(1)
            (2) OF NON-U.S. ADDRESSEES (DOMICILE).....................................|1790           0 | M.2.e.(2)
         f. TOTAL (SUM OF MEMORANDUM ITEMS 2.a. THROUGH 2.e.).........................|1616     272,436 | M.2.f.
      3. MATURITY AND REPRICING DATA FOR LOANS AND LEASES (1)(EXCLUDING THOSE         |/////////////////|
         IN NONACCRUAL STATUS):                                                       |/////////////////|
         a. FIXED RATE LOANS AND LEASES WITH A REMAINING MATURITY OF:                 |/////////////////|
            (1) THREE MONTHS OR LESS..................................................|0348     393,637 | M.3.a.(1)
            (2) OVER THREE MONTHS THROUGH 12 MONTHS...................................|0349     190,606 | M.3.a.(2)
            (3) OVER ONE YEAR THROUGH FIVE YEARS......................................|0356     951,044 | M.3.a.(3)
            (4) OVER FIVE YEARS.......................................................|0357     769,417 | M.3.a.(4)
            (5) TOTAL FIXED RATE LOANS AND LEASES (SUM OF MEMORANDUM ITEMS 3.a.(1)    |/////////////////|
                THROUGH 3.a.(4).......................................................|0358   2,304,704 | M.3.a.(5)
         b. FLOATING RATE LOANS WITH A REPRICING FREQUENCY OF:                        |/////////////////|
            (1) QUARTERLY OR MORE FREQUENTLY..........................................|4554   2,574,322 | M.3.b.(1)
            (2) ANNUALLY OR MORE FREQUENTLY, BUT LESS FREQUENTLY THAN                 |/////////////////|
                QUARTERLY.............................................................|4555   1,453,592 | M.3.b.(2)
            (3) EVERY FIVE YEARS OR MORE FREQUENTLY, BUT LESS FREQUENTLY              |/////////////////|
                THAN ANNUALLY.........................................................|4561     610,112 | M.3.b.(3)
            (4) LESS FREQUENTLY THAN EVERY FIVE YEARS.................................|4564      50,786 | M.3.b.(4)
            (5) TOTAL FLOATING RATE LOANS (SUM OF MEMORANDUM ITEMS                    |/////////////////|
                3.b.(1) THROUGH 3.b.(4)...............................................|4567   4,688,812 | M.3.b.(5)
         c. TOTAL LOANS AND LEASES (SUM OF MEMORANDUM ITEMS 3.a.(5) AND 3.b.(5)) (MUST|/////////////////|
            EQUAL THE SUM OF TOTAL LOANS AND LEASES, NET, FROM SCHEDULE RC-C, ITEM    |/////////////////|
            12, PLUS UNEARNED INCOME FROM SCHEDULE RC-C, ITEM 11, MINUS TOTAL NONACCRU|/////////////////|
            LOANS AND LEASES FROM SCHEDULE RC-N, SUM OF ITEMS 1 AND 8, COLUMN C)......|1479   6,993,516 | M.3.c.
      4. LOANS TO FINANCE COMMERCIAL REAL ESTATE, CONSTRUCTION, AND LAND DEVELOPMENT  |/////////////////|
         ACTIVITIES (NOT SECURED BY REAL ESTATE) INCLUDED IN SCHEDULE RC-C,           |/////////////////|
         ITEMS 4 AND 9, COLUMN A, PAGE RC-6 (2) ......................................|2746     165,630 | M.4.
      5. LOANS AND LEASES HELD FOR SALE (INCLUDED IN SCHEDULE RC-C ABOVE).............|5369     165,870 | M.5.
      6. ADJUSTABLE RATE CLOSED-END LOANS SECURED BY FIRST LIENS ON 1-4 FAMILY        |/////////////////|
         RESIDENTIAL PROPERTIES (INCLUDED IN SCHEDULE RC-C, ITEM  1.c.(2)(a),         |/////////////////|-----------------|
         COLUMN B, ABOVE..............................................................|/////////////////|5370      47,485 | M.6.
                                                                                      |-----------------|-----------------|
      ______________
      MEMORANDUM ITEM 3 IS NOT APPLICABLE TO SAVINGS BANKS THAT MUST COMPLETE SUPPLEMENTAL SCHEDULE RC-J.





















      CERT: 03263    00373   STBK 48-3926                                                                    FFIEC 031
      TEXAS COMMERCE BANK NATIONAL ASSOCIATION                                                               PAGE RC-7a
      P.O. BOX 2558                                                                                             (17a)
      HOUSTON, TX  77252


      SCHEDULE RC-C----CONTINUED

      PART II. LOANS TO SMALL BUSINESSES AND SMALL FARMS

      SCHEDULE RC-C, PART II IS TO BE REPORTED ONLY WITH THE JUNE REPORT OF CONDITION.


      REPORT THE NUMBER AND AMOUNT CURRENTLY OUTSTANDING AS OF JUNE 30 OF BUSINESS LOANS WITH "ORIGINAL AMOUNTS" OF
      $1,000,000 OR LESS AND FARM LOANS WITH "ORIGINAL AMOUNTS" OF $500,000 OR LESS.  THE FOLLOWING GUIDELINES SHOULD BE
      USED TO DETERMINE THE "ORIGINAL AMOUNT" OF A LOAN: (1) FOR LOANS DRAWN DOWN UNDER LINES OF CREDIT OR LOAN
      COMMITMENTS, THE "ORIGINAL AMOUNT" OF THE LOAN IS THE SIZE OF THE LINE OF CREDIT OR LOAN COMMITMENT WHEN THE LINE
      OF CREDIT OR LOAN COMMITMENT WAS GRANTED. (2) FOR LOAN PARTICIPATIONS AND SYNDICATIONS, THE "ORIGINAL AMOUNT" OF
      THE LOAN PARTICIPATION OR SYNDICATION IS THE ENTIRE AMOUNT OF THE CREDIT ORIGINATED BY THE LEAD LENDER. (3) FOR
      ALL OTHER LOANS, THE "ORIGINAL AMOUNT" IS THE TOTAL AMOUNT OF THE LOAN AT ORIGINATION.



      LOANS TO SMALL BUSINESS
                                                                                                             |------------|
      1.  INDICATE IN THE APPROPRIATE BOX AT THE RIGHT WHETHER ALL OR SUBSTANTIALLY ALL OF THE BANK'S        |    C418    | (---
          "LOANS SECURED BY NONFARM NONRESIDENTIAL PROPERTIES" REPORTED IN SCHEDULE RC-C, PART I,       |----|------------|
          ITEM 1.e, AND COMMERCIAL AND INDUSTRIAL LOANS TO U.S. ADDRESSEES" REPORTED IN                 |RCON| YES | NO   |
          SCHEDULE RC-C, PART I, ITEM 4.a, HAVE ORIGINAL AMOUNTS OF $100,000 OR LESS ...................|-----------------|
                                                                                                        |6999           0 | 1.
                                                                                                        |-----------------|

      IF YES, COMPLETE ITEMS 2.a AND 2.b. BELOW, SKIP ITEM 3 AND 4, AND GO TO ITEM 5.
      IF NO, SKIP ITEMS 2.a AND 2.b, COMPLETE ITEMS 3 AND 4 BELOW, AND GO TO ITEM 5.



                                                                                      |-----------------|
      2.  REPORT THE TOTAL NUMBER OF LOANS CURRENTLY OUTSTANDING FOR EACH OF THE      | NUMBER OF LOANS |
          FOLLOWING SCHEDULE RC-C, PART I, LOAN CATEGORIES:                           |-----------------|
          a.  "LOANS SECURED BY NONFARM NONRESIDENTIAL PROPERTIES" REPORTED IN        |/////////////////|
              SCHEDULE RC-C, PART I, ITEM 1.e ........................................|/////////////////|
                                                                                      |5562             |2.a.
          b.  "COMMERCIAL AND INDUSTRIAL LOANS TO U.S. ADDRESSEES" REPORTED IN        |/////////////////|
              SCHEDULE RC-C, PART I, ITEM 4.a ........................................|5563           0 |2.b.
                                                                                      |-----------------|

                                                                                      |-----------------|-----------------|
                                                                                      |   (Column A)    |   (Column B)    |
                                                                                      |                 |     AMOUNT      |
                                                                                      |                 |   CURRENTLY     |
                                                                                      |                 |  OUTSTANDING    |
                                                          DOLLAR AMOUNTS IN THOUSANDS | NUMBER OF LOANS |RCONBil Mil Thou |
      --------------------------------------------------------------------------------|-----------------|-----------------|
      3.  NUMBER AND AMOUNT CURRENTLY OUTSTANDING OF "LOANS SECURED BY NONFARM        |/////////////////|/////////////////|
          NONRESIDENTIAL PROPERTIES" REPORTED IN SCHEDULE RC-C, PART I, ITEM 1.e      |/////////////////|/////////////////|
          (SUM OF ITEMS 3.a THROUGH 3.c MUST BE LESS THAN OR EQUAL TO                 |/////////////////|/////////////////|
          SCHEDULE RC-C, PART I, ITEM 1.e):                                           |/////////////////|/////////////////|
          a.  WITH ORIGINAL AMOUNTS OF $100,000 OR LESS ..............................|5564           0 |5565           0 | 3.a.
          b.  WITH ORIGINAL AMOUNTS OF MORE THAN $100,000 THROUGH $250,000 ...........|5566           0 |5567           0 | 3.b.
          c.  WITH ORIGINAL AMOUNTS OF MORE THAN $250,000 THROUGH $1,000,000 .........|5568           0 |5569           0 | 3.c.
      4.  NUMBER AND AMOUNT CURRENTLY OUTSTANDING OF "COMMERCIAL AND INDUSTRIAL       |/////////////////|/////////////////|
          LOANS TO U.S. ADDRESSEES" REPORTED IN SCHEDULE RC-C, PART I, ITEM 4.a       |/////////////////|/////////////////|
          (SUM OF ITEMS 4.a THROUGH 4.c MUST BE LESS THAN OR EQUAL TO                 |/////////////////|/////////////////|
          SCHEDULE RC-C, PART I, ITEM 4.a):                                           |/////////////////|/////////////////|
          a.  WITH ORIGINAL AMOUNTS OF $100,000 OR LESS ..............................|5570           0 |5571           0 | 4.a.
          b.  WITH ORIGINAL AMOUNTS OF MORE THAN $100,000 THROUGH $250,000 ...........|5572           0 |5573           0 | 4.b.
          c.  WITH ORIGINAL AMOUNTS OF MORE THAN $250,000 THROUGH $1,000,000 .........|5574           0 |5575           0 | 4.c.
                                                                                      |---------------  |---------------- |







      CERT: 03263    00373   STBK 48-3926                                                                    FFIEC 031
      TEXAS COMMERCE BANK NATIONAL ASSOCIATION                                                               PAGE RC-7b
      P.O. BOX 2558                                                                                             (17b)
      HOUSTON, TX  77252

      SCHEDULE RC-C----CONTINUED

      PART II. CONTINUED

      AGRICULTURAL LOANS TO SMALL FARMS


      5.  INDICATE IN THE APPROPRIATE BOX AT THE RIGHT WHETHER ALL OR SUBSTANTIALLY ALL OF THE BANK'S
          "LOANS SECURED BY FARMLAND (INCLUDING FARM RESIDENTIAL AND OTHER IMPROVEMENTS)" REPORTED IN   |----|------------|
          SCHEDULE RC-C, PART I, ITEM 1.b, AND "LOANS TO FINANCE AGRICULTURAL PRODUCTION AND OTHER      |RCON| YES | NO   |
          LOANS TO FARMERS" REPORTED IN SCHEDULE RC-C, PART I, ITEM 3, HAVE ORIGINAL AMOUNTS OF         |-----------------|
          $100,000 OR LESS .............................................................................|6860           0 | 5.
                                                                                                        |-----------------|


      IF YES, COMPLETE ITEMS 6.a AND 6.b BELOW AND DO NOT COMPLETE ITEMS 7 AND 8.
      IF NO, SKIP ITEMS 6.a AND 6.b AND COMPLETE ITEMS 7 AND 8, BELOW.

                                                                                      |-----------------|
                                                                                      | NUMBER OF LOANS |
      6.  REPORT THE TOTAL NUMBER OF LOANS CURRENTLY OUTSTANDING FOR EACH OF THE      |-----------------|
          FOLLOWING SCHEDULE RC-C, PART I, LOAN CATEGORIES:                           |/////////////////|
          a.  "LOANS SECURED BY FARMLAND (INCLUDING FARM RESIDENTIAL AND OTHER        |/////////////////|
              IMPROVEMENTS)" REPORTED IN SCHEDULE RC-C, PART I, ITEM 1.b .............|5576           0 |6.a.
          b.  "LOANS TO FINANCE AGRICULTURAL PRODUCTION AND OTHER LOANS TO FARMERS"   |/////////////////|
              REPORTED IN SCHEDULE RC-C, PART I, ITEM 3 ..............................|5577           0 |6.b.
                                                                                      |-----------------|



                                                                                      |-----------------|-----------------|
                                                                                      |   (Column A)    |   (Column B)    |
                                                                                      |                 |     AMOUNT      |
                                                                                      |                 |   CURRENTLY     |
                                                                                      |                 |  OUTSTANDING    |
                                                          DOLLAR AMOUNTS IN THOUSANDS | NUMBER OF LOANS |RCONBil Mil Thou |
      --------------------------------------------------------------------------------|-----------------|-----------------|
      7.  NUMBER AND AMOUNT CURRENTLY OUTSTANDING OF "LOANS SECURED BY FARMLAND       |/////////////////|/////////////////|
          (INCLUDING FARM RESIDENTIAL AND OTHER IMPROVEMENTS)" REPORTED IN SCHEDULE   |/////////////////|/////////////////|
          RC-C, PART I, ITEM 1.b (SUM OF ITEMS 7.a THROUGH 7.c MUST BE LESS THAN OR   |/////////////////|/////////////////|
          EQUAL TO SCHEDULE RC-C, PART I, ITEM 1.b):                                  |/////////////////|/////////////////|
          a.  WITH ORIGINAL AMOUNTS OF $100,000 OR LESS ..............................|5578           0 |5579           0 | 7.a.
          b.  WITH ORIGINAL AMOUNTS OF MORE THAN $100,000 THROUGH $250,000 ...........|5580           0 |5581           0 | 7.b.
          c.  WITH ORIGINAL AMOUNTS OF MORE THAN $250,000 THROUGH $500,000 .........  |5582           0 |5583           0 | 7.c.
      8.  NUMBER AND AMOUNT CURRENTLY OUTSTANDING OF "LOANS TO FINANCE AGRICULTURAL   |/////////////////|/////////////////|
          PRODUCTION AND OTHER LOANS TO FARMERS" REPORTED IN SCHEDULE RC-C, PART I,   |/////////////////|/////////////////|
          ITEM 3 (SUM OF ITEMS 8.a THROUGH 8.c MUST BE LESS THAN OR EQUAL TO          |/////////////////|/////////////////|
          SCHEDULE RC-C, PART I, ITEM 3.):                                            |/////////////////|/////////////////|
          a.  WITH ORIGINAL AMOUNTS OF $100,000 OR LESS ..............................|5584           0 |5585           0 | 8.a.
          b.  WITH ORIGINAL AMOUNTS OF MORE THAN $100,000 THROUGH $250,000 ...........|5586           0 |5587           0 | 8.b.
          c.  WITH ORIGINAL AMOUNTS OF MORE THAN $250,000 THROUGH $500,000 .........  |5588           0 |5589           0 | 8.c.
                                                                                      |-----------------|-----------------|



      CERT: 03263    00373   STBK 48-3926                                                                    09-30-93
      TEXAS COMMERCE BANK NATIONAL ASSOCIATION                                                               FFIEC 031
      P.O. BOX 2558                                                                                          PAGE RC-8
      HOUSTON, TX  77252                                                                                        (18)



      FDIC CERTIFICATE NUMBER 03263



      SCHEDULE RC-D IS TO BE COMPLETED ONLY BY BANKS WITH $1 BILLION OR MORE IN TOTAL ASSETS.


                                                                                                             |------------|
      SCHEDULE RC-D - ASSETS HELD IN TRADING ACCOUNTS IN                                                     |   C420     | (---
                      DOMESTIC OFFICES ONLY                                                             |-----------------|
                                                                                                        |DOMESTIC OFFICES |
                                                                                                        |-----------------|
                                                                            DOLLAR AMOUNTS IN THOUSANDS |RCON Bil Mil Thou|
      --------------------------------------------------------------------------------------------------|-----------------|
      1. U.S. TREASURY SECURITIES.......................................................................|1010         729 | 1.
      2. U.S. GOVERNMENT AGENCY AND CORPORATION OBLIGATIONS.............................................|1020       2,699 | 2.
      3. SECURITIES ISSUED BY STATES AND POLITICAL SUBDIVISIONS IN THE U.S. ............................|1025       8,084 | 3.
      4. OTHER BONDS, NOTES AND DEBENTURES..............................................................|1045           0 | 4.
      5. CERTIFICATES OF DEPOSITS.......................................................................|1026           0 | 5.
      6. COMMERCIAL PAPER...............................................................................|1027           0 | 6.
      7. BANKER'S ACCEPTANCES...........................................................................|1028           0 | 7.
      8. OTHER..........................................................................................|1029           0 | 8.
      9. TOTAL (SUM OF ITEMS 1 THROUGH 8) ..............................................................|2146      11,512 | 9.
                                                                                                        |-----------------|























      CERT: 03263    00373   STBK 48-3926                                                              09-30-93
      TEXAS COMMERCE BANK NATIONAL ASSOCIATION                                                         FFIEC 031
      P.O. BOX 2558                                                                                    PAGE RC-9
      HOUSTON, TX  77252                                                                                   (19)
                                                                                                       |-----------|
                                                                                                       |    C425   | (----
      SCHEDULE RC-E DEPOSIT LIABILITIES                      |-----------------------------------------------------|
                                                             |         TRANSACTION ACCOUNTS      |  NONTRANSACTION |
      PART 1. DEPOSITS IN DOMESTIC OFFICES                   |                                   |     ACCOUNTS    |
                                                             |-----------------------------------------------------|
                                                             |  (Column A)     |  (Column B)     |  (Column C)     |
                                                             |Total transaction|  Memo: Total    | Total nontrans- |
                                                             |accounts (includ-|demand deposits  | action accounts |
                                                             |ing total demand | (included in    |(including MMDAs)|
                                  DOLLAR AMOUNTS IN THOUSANDS|   deposits)     |   Column A)     |                 |
      -------------------------------------------------------|RCON Bil Mil Thou|RCON Bil Mil Thou|RCON Bil Mil Thou|
      DEPOSITS OF:                                           |-----------------|-----------------|-----------------|
      1. INDIVIDUALS, PARTNERSHIPS AND CORPORATIONS .........|2201   3,915,828 |2240   3,008,714 |2346   4,672,030 | 1.
      2. U.S. GOVERNMENT.....................................|2202      18,896 |2280      18,896 |2520           0 | 2.
      3. STATES & POLITICAL SUBDIVISIONS IN THE U.S..........|2203      37,729 |2290       7,675 |2530      24,725 | 3.
      4. COMMERCIAL BANKS IN THE U.S. .......................|2206     164,438 |2310     164,438 |/////////////////| 4.
         a. U.S. BRANCHES AND AGENCIES OF FOREIGN BANKS......|/////////////////|/////////////////|2347           0 | 4.a.
         b. OTHER COMMERCIAL BANKS IN THE U.S. ..............|/////////////////|/////////////////|2348         141 | 4.b.
      5. OTHER DEPOSITORY INSTITUTIONS IN THE U.S............|2207      10,604 |2312      10,604 |2349           0 | 5.
      6. BANKS IN FOREIGN COUNTRIES .........................|2213      11,200 |2320      11,200 |/////////////////| 6.
         a. FOREIGN BRANCHES OF OTHER U.S. BANKS ............|/////////////////|/////////////////|2367           0 | 6.a.
         b. OTHER BANKS IN FOREIGN COUNTRIES.................|/////////////////|/////////////////|2373           0 | 6.b.
      7. FOREIGN GOVERNMENTS AND  OFFICIAL INSTITUTIONS      |/////////////////|/////////////////|/////////////////|

         (INCLUDING FOREIGN CENTRAL BANKS)...................|2216         893 |2300         893 |2377           0 | 7.
      8. CERTIFIED AND OFFICIAL CHECKS.......................|2330      69,941 |2330      69,941 |/////////////////| 8.
      9. TOTAL (SUM OF ITEMS 1 THROUGH 8) (SUM OF COLUMNS A  |/////////////////|/////////////////|/////////////////|
         AND C MUST EQUAL SCHEDULE RC, ITEM 13.a.)...........|2215   4,229,529 |2210   3,292,361 |2385   4,696,896 | 9.
                                                             |-----------------|-----------------|-----------------|

                                                                                                 |-----------------|
                                                                      DOLLAR AMOUNTS IN THOUSANDS|RCON Bil Mil Thou|
      -------------------------------------------------------------------------------------------|-----------------|
      MEMORANDA                                                                                  |/////////////////|
      1. SELECTED COMPONENTS OF TOTAL DEPOSITS (I.E., SUM OF ITEM 9, COLUMNS A AND C):           |/////////////////|
         a. TOTAL INDIVIDUAL RETIREMENT ACCOUNTS (IRAs) AND KEOGH PLAN ACCOUNTS..................|6835     456,496 | M.1.a
         b. TOTAL BROKERED DEPOSITS..............................................................|2365           0 | M.1.b
         c. FULLY INSURED BROKERED DEPOSITS (I.E. TOTAL BROKERED RETAIL DEPOSITS) (INCLUDED IN   |/////////////////|
            MEMORANDUM ITEM 1.B ABOVE)                                                           |/////////////////|
           (1) ISSUED IN DENOMINATIONS OF LESS THAN $100,000 ....................................|2343           0 | M.1.c.(1)
           (2) ISSUED EITHER IN DENOMINATIONS OF $100,000 OR IN DENOMINATIONS GREATER THAN       |/////////////////|
               $100,000 AND PARTICIPATED OUT BY THE BROKER IN SHARES OF $100,000 OR LESS.........|2344           0 | M.1.c.(2)
         d. TOTAL DEPOSITS DENOMINATED IN FOREIGN CURRENCIES.....................................|3776       1,055 | M.1.d.
         e. PREFERRED DEPOSITS(DEPOSITS OF STATES AND POLITICAL SUBDIVISIONS IN THE U.S.         |/////////////////|
            REPORTED IN ITEM 3 ABOVE WHICH ARE SECURED OR COLLATERALIZED)........................|5590      48,314 | M.1.e.
      2. COMPONENTS OF TOTAL NONTRANSACTION ACCOUNTS (SUM OF MEMORANDA ITEMS 2.A THROUGH 2.D     |/////////////////|
         MUST EQUAL ITEM 9, COLUMN C ABOVE):                                                     |/////////////////|
         a. SAVINGS DEPOSITS:                                                                    |/////////////////|
            (1) MONEY MARKET DEPOSIT ACCOUNTS (MMDAs)............................................|6810   1,344,703 | M.2.a.(1)
            (2) OTHER SAVINGS DEPOSITS (EXCLUDES MMDAs)..........................................|0352   1,508,237 | M.2.a.(2)
         b. TOTAL TIME DEPOSITS LESS THAN $100,000 ..............................................|6648   1,377,550 | M.2.b
         c. TIME CERTIFICATES OF DEPOSIT OF $100,000 OR MORE.....................................|6645     447,154 | M.2.c
         d. OPEN-ACCOUNT TIME DEPOSITS OF $100,000 OR MORE.......................................|6646      19,252 | M.2.d
      3. ALL NOW ACCOUNTS (INCLUDED IN COLUMN A ABOVE)...........................................|2398     937,168 | M.3.
                                                                                                 |-----------------|

      DEPOSIT TOTALS FOR FDIC INSURANCE ASSESSMENTS (1)                                          |-----------------|
      4. TOTAL DEPOSITS IN DOMESTIC OFFICES (SUM OF ITEM 9, COLUMN A AND ITEM 9, COLUMN C)       |/////////////////|
         (MUST EQUAL SCHEDULE RC, ITEM 13.A) ....................................................|2200   8,926,425 | M.4.
         a. TOTAL DEMAND DEPOSITS (MUST EQUAL ITEM 9, COLUMN B)..................................|2210   3,292,361 | M.4.a.
         b. TOTAL TIME AND SAVINGS DEPOSITS (2) (MUST EQUAL ITEM 9, COLUMN A PLUS COLUMN C       |/////////////////|
            MINUS COLUMN B) .....................................................................|2350   5,634,064 | M.4.b.
                                                                                                 |-----------------|
      ---------
      (1)  AN AMENDED CERTIFIED STATEMENT SHOULD BE SUBMITTED TO THE FDIC IF THE DEPOSIT TOTALS REPORTED IN THIS ITEM ARE
           AMENDED AFTER THE SEMI-ANNUAL CERTIFIED STATEMENT ORIGINALLY COVERING THIS REPORT DATE HAS BEEN FILED WITH
           THE FDIC.
      (2)  FOR FDIC INSURANCE ASSESSMENT PURPOSES, "TOTAL TIME AND SAVINGS DEPOSITS" CONSISTS OF NONTRANSACTION ACCOUNTS
           AND ALL TRANSACTION ACCOUNTS OTHER THAN DEMAND DEPOSITS.



      CERT: 03263    00373   STBK 48-3926                                                        09-30-93
      TEXAS COMMERCE BANK NATIONAL ASSOCIATION                                                   FFIEC 031
      P.O. BOX 2558                                                                              PAGE RC-10
      HOUSTON, TX  77252                                                                            (20)

      SCHEDULE RC-E - CONTINUED

      PART 1. - CONTINUED

      MEMORANDA (CONTINUED)                                                                |------------------|
                                                               DOLLAR AMOUNTS IN THOUSANDS |RCON Bil Mil Thou |
      -------------------------------------------------------------------------------------|------------------|
      5. TIME DEPOSITS OF LESS THAN $100,000 AND OPEN-ACCOUNT TIME DEPOSITS OF $100,000    |//////////////////|
         OR MORE (INCLUDED IN MEMORANDUM ITEMS 2.b. AND 2.d. ABOVE) WITH A REMAINING       |//////////////////|
         MATURITY OR REPRICING FREQUENCY OF (1):                                           |//////////////////|
         a. THREE MONTHS OR LESS...........................................................|0359      590,519 | M.5.a.
         b. OVER THREE MONTHS THROUGH 12 MONTHS (BUT NOT OVER 12 MONTHS)...................|3644      483,161 | M.5.b.
      6. MATURITY AND REPRICING DATA FOR TIME CERTIFICATES OF DEPOSITS OF                  |//////////////////|
         $100,000 OR MORE (1):                                                             |//////////////////|
         a. FIXED RATE TIME CERTIFICATES OF DEPOSIT OF $100,000 OR MORE WITH A REMAINING   |//////////////////|
            MATURITY OF:                                                                   |//////////////////|
            (1) THREE MONTHS OR LESS.......................................................|2761      315,212 | M.6.a.(1)
            (2) OVER THREE MONTHS THROUGH 12 MONTHS........................................|2762      103,531 | M.6.a.(2)
            (3) OVER ONE YEAR THROUGH FIVE YEARS...........................................|2763       23,115 | M.6.a.(3)

            (4) OVER FIVE YEARS............................................................|2765            0 | M.6.a.(4)
            (5) TOTAL FIXED RATE TIME CERTIFICATES OF DEPOSIT OF $100,000 OR MORE (SUM     |//////////////////|
                OF MEMORANDUM ITEMS 6.a.(1) THROUGH 6.a.(4)................................|2767      441,858 | M.6.a.(5)
         b. FLOATING RATE TIME CERTIFICATES OF DEPOSIT OF $100,000 OR MORE WITH A          |//////////////////|
            REPRICING FREQUENCY OF:                                                        |//////////////////|
            (1) QUARTERLY OR MORE FREQUENTLY...............................................|4568        5,296 | M.6.b.(1)
            (2) ANNUALLY OR MORE FREQUENTLY, BUT LESS FREQUENTLY THAN                      |//////////////////|
                QUARTERLY..................................................................|4569            0 | M.6.b.(2)
            (3) EVERY FIVE YEARS OR MORE FREQUENTLY, BUT LESS FREQUENTLY                   |//////////////////|
                THAN ANNUALLY..............................................................|4571            0 | M.6.b.(3)
            (4) LESS FREQUENTLY THAN EVERY FIVE YEARS......................................|4572            0 | M.6.b.(4)
            (5) TOTAL FLOATING RATE TIME CERTIFICATES OF DEPOSITS OF $100,000              |//////////////////|
                OR MORE (SUM OF MEMORANDUM ITEMS 6.b.(1) THROUGH 6.b.(4)...................|4573        5,296 | M.6.b.(5)
         c. TOTAL TIME CERTIFICATES OF DEPOSIT OF $100,000 OR MORE (SUM OF MEMORANDUM      |//////////////////|
            ITEMS 6.a.(5) AND 6.b.(5)) (MUST EQUAL MEMORANDUM ITEM 2.c. ABOVE).............|6645      447,154 | M.6.c.
                                                                                           |------------------|
      ---------
      (1)  MEMORANDUM ITEMS 5 AND 6 ARE NOT APPLICABLE TO SAVINGS BANKS THAT MUST COMPLETE SUPPLEMENTAL SCHEDULE RC-J.


      PART II. DEPOSITS IN FOREIGN OFFICES (INCLUDING EDGE AND
      AGREEMENT SUBSIDIARIES AND IBFs)
                                                                                           |------------------|
                                                               DOLLAR AMOUNTS IN THOUSANDS |RCFN Bil Mil Thou |
      -------------------------------------------------------------------------------------|------------------|
      DEPOSITS OF:                                                                         |//////////////////|
      1. INDIVIDUALS, PARTNERSHIPS, AND CORPORATIONS.......................................|2621      421,386 | 1.
      2. U.S. BANKS (INCLUDING IBFs AND FOREIGN BRANCHES OF U.S. BANKS)....................|2623      159,501 | 2.
      3. FOREIGN BANKS (INCLUDING U.S. BRANCHES AND                                        |//////////////////|
         AGENCIES OF FOREIGN BANKS, INCLUDING THEIR IBFs)..................................|2625            0 | 3.
      4. FOREIGN GOVERNMENTS AND OFFICIAL INSTITUTIONS (INCLUDING FOREIGN CENTRAL BANKS)...|2650            0 | 4.
      5. CERTIFIED AND OFFICIAL CHECKS.....................................................|2330            0 | 5.
      6. ALL OTHER DEPOSITS................................................................|2668            0 | 6.
      7. TOTAL (SUM OF ITEMS 1 THORUGH 6) (MUST EQUAL SCHEDULE RC, ITEM 13.b.).............|2200      580,887 | 7.
                                                                                           |------------------|



      CERT: 03263    00373   STBK 48-3926                                                           09-30-93
      TEXAS COMMERCE BANK NATIONAL ASSOCIATION                                                      FFIEC 031
      P.O. BOX 2558                                                                                 PAGE RC-11
      HOUSTON, TX  77252                                                                               (21)


      SCHEDULE RC-F - OTHER ASSETS                                                                  |-----------|
                                                                                                    |    C430   | (---
                                                          DOLLAR AMOUNTS IN THOUSANDS         |-----------------|
      ----------------------------------------------------------------------------------------|RCFD Bil Mil Thou|
                                                                                              |-----------------|
      1. INCOME EARNED, NOT COLLECTED ON LOANS................................................|2164      38,645 | 1.
      2. NET DEFERRED TAX ASSETS (1) .........................................................|2148      17,375 | 2.
      3. EXCESS RESIDENTIAL MORTGAGE SERVICING FEES RECEIVABLE................................|5371           0 | 3.
      4. OTHER (ITEMIZE AMOUNTS THAT EXCEED 25% OF THIS ITEM) ................................|2168     273,713 | 4.
            |----|                                                           |----------------|/////////////////|
         a. |3549|Swap Interest Receivable                                   |3549|    89,201 |/////////////////| 4.a.
         b. |3550|                                                         0 |3550|         0 |/////////////////| 4.b.
         c. |3551|                                                         0 |3551|         0 |/////////////////| 4.c.
            |----|                                                           |----------------|/////////////////|
      5. TOTAL (SUM OF ITEMS 1 THROUGH 4) (MUST EQUAL SCHEDULE RC, ITEM 11)...................|2160     329,733 | 5.
                                                                                              |-----------------|
      MEMORANDUM
                                                          DOLLAR AMOUNTS IN THOUSANDS         |-----------------|
      ----------------------------------------------------------------------------------------|RCFD Bil Mil Thou|
      1. DEFERRED TAX ASSETS DISALLOWED FOR REGULATORY CAPITAL PURPOSES.......................|5610           0 | M.1.
                                                                                              |-----------------|



                                                                                                    |-----------|
      SCHEDULE RC-G - OTHER LIABILITIES                                                             |    C435   | (---
                                                                                              |-----------------|
                                                          DOLLAR AMOUNTS IN THOUSANDS         |RCFD Bil Mil Thou|


      ----------------------------------------------------------------------------------------|-----------------|
      1. a. INTEREST ACCRUED AND UNPAID ON DEPOSITS IN DOMESTIC OFFICES(2)....................|3645      11,088 | 1.a.
         b. OTHER EXPENSES ACCRUED AND UNPAID (INCLUDES ACCRUED INCOME TAXES PAYABLE).........|3646     122,497 | 1.b.
      2. NET DEFERRED TAX LIABILITIES (1) ....................................................|3049           0 | 2.
      3. MINORITY INTEREST IN CONSOLIDATED SUBSIDIARIES.......................................|3000           0 | 3.
      4. OTHER (ITEMIZE AMOUNTS THAT EXCEED 25% OF THIS ITEM).................................|2938      18,532 | 4.
            |----|                                                           |----------------|/////////////////|
         a. |3552|                                                         0 |3552|         0 |/////////////////| 4.a.
         b. |3553|                                                         0 |3553|         0 |/////////////////| 4.b.
         c. |3554|                                                         0 |3554|         0 |/////////////////| 4.c.
            |----|                                                           |----------------|/////////////////|
      5. TOTAL (SUM OF ITEMS 1 THROUGH 4) (MUST EQUAL SCHEDULE RC, ITEM 20)...................|2930     152,117 | 5.
                                                                                              |-----------------|



      ---------
      (1) SEE DISCUSSION OF DEFERRED INCOME TAXES IN GLOSSARY ENTRY ON "INCOME TAXES."
      (2) FOR SAVINGS BANKS, INCLUDE "DIVIDENDS" ACCRUED AND UNPAID ON DEPOSITS.






      CERT: 03263    00373   STBK 48-3926                                                                       09-30-93
      TEXAS COMMERCE BANK NATIONAL ASSOCIATION                                                                  FFIEC 031
      P.O. BOX 2558                                                                                             PAGE RC-12
      HOUSTON, TX  77252                                                                                           (22)
      FDIC CERTIFICATE NUMBER: 03263

      SCHEDULE RC-H - SELECTED BALANCE SHEET ITEMS FOR DOMESTIC OFFICES

                                                                                                                |------------|
                                                                                                                |    C440    |
                                                                                                          |------------------| (---

                                                                                                          | DOMESTIC OFFICES |
                                                                                                          |------------------|
                                                                              DOLLAR AMOUNTS IN THOUSANDS |RCON Bil Mil Thou |
      ----------------------------------------------------------------------------------------------------|------------------|
      1. CUSTOMERS' LIABILITY TO THIS BANK ON ACCEPTANCES OUTSTANDING.....................................|2155       10,079 | 1.
      2. BANK'S LIABILITY ON ACCEPTANCES EXECUTED AND OUTSTANDING.........................................|2920       10,079 | 2.
      3. FEDERAL FUNDS SOLD AND SECURITIES PURCHASED UNDER AGREEMENTS TO RESELL...........................|1350    1,834,060 | 3.
      4. FEDERAL FUNDS PURCHASED AND SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE.......................|2800      699,126 | 4.
      5. OTHER BORROWED MONEY.............................................................................|2850       84,172 | 5.
         EITHER                                                                                           |//////////////////|
      6. NET DUE FROM OWN FOREIGN OFFICES, EDGE AND AGREEMENT SUBSIDIARIES, AND IBFs......................|2163            0 | 6.
         OR                                                                                               |//////////////////|
      7. NET DUE TO OWN FOREIGN OFFICES, EDGE AND AGREEMENT SUBSIDIARIES, AND IBFs........................|2941      370,769 | 7.
      8. TOTAL ASSETS (EXCLUDES NET DUE FROM FOREIGN OFFICES, EDGE AND AGREEMENT SUBSIDIARIES, AND IBFs)..|2192   12,486,519 | 8.
      9. TOTAL LIABILITIES (EXCLUDES NET DUE TO FOREIGN OFFICES, EDGE AND AGREEMENT SUBSIDIARIES,         |//////////////////|
         AND IBFs)........................................................................................|3129   11,101,331 | 9.
                                                                                                          |------------------|
      MEMORANDUM (TO BE COMPLETED ONLY BY BANKS WITH IBFs AND OTHER "FOREIGN" OFFICES)
         EITHER                                                                                           |------------------|
      1. NET DUE FROM THE IBF OF THE DOMESTIC OFFICES OF THE REPORTING BANK...............................|3051            0 | M.1.

         OR                                                                                               |//////////////////|
      2. NET DUE TO THE IBF OF THE DOMESTIC OFFICES OF THE REPORTING BANK.................................|3059            0 | M.2.

                                                                                                          |------------------|




      SCHEDULE RC-I - SELECTED ASSETS AND LIABILITIES OF IBFs
                                                                                                                |------------|
      TO BE COMPLETED ONLY BY BANKS WITH IBFs AND OTHER "FOREIGN" OFFICES.                                      |    C445    |
                                                                                                          |------------------| (---

                                                                              DOLLAR AMOUNTS IN THOUSANDS |RCFN Bil Mil Thou |
      ----------------------------------------------------------------------------------------------------|------------------|
      1. TOTAL IBF ASSETS OF THE CONSOLIDATED BANK (COMPONENT OF SCHEDULE RC, ITEM 12)....................|2133            0 | 1.
      2. TOTAL IBF LOANS AND LEASE FINANCING RECEIVABLES (COMPONENT OF SCHEDULE RC-C, ITEM 12,            |//////////////////|


         COLUMN A)........................................................................................|2076            0 | 2.
      3. IBF COMMERCIAL AND INDUSTRIAL LOANS (COMPONENT OF SCHEDULE RC-C, ITEM 4, COLUMN A)...............|2077            0 | 3.
      4. TOTAL IBF LIABILITIES (COMPONENT OF SCHEDULE RC, ITEM 21)........................................|2898            0 | 4.
      5. IBF DEPOSIT LIABILITIES DUE TO BANKS, INCLUDING OTHER IBFs (COMPONENT OF SCHEDULE RC-E,          |//////////////////|
         PART II, ITEMS 2 AND 3)..........................................................................|2379            0 | 5.
      6. OTHER IBF DEPOSIT LIABILITIES (COMPONENT OF SCHEDULE RC-E, PART II, ITEMS 1, 4, 5 AND 6).........|2381            0 | 6.
                                                                                                          |------------------|









      CERT: 03263    00373   STBK 48-3926                                                                    09-30-93
      TEXAS COMMERCE BANK NATIONAL ASSOCIATION                                                               FFIEC 031
      P.O. BOX 2558                                                                                          PAGE RC-13
      HOUSTON, TX  77252                                                                                        (23)
      FDIC CERTIFICATE NUMBER: 03263

      SCHEDULE RC-K - QUARTERLY AVERAGES (1)
                                                                                                             |------------|
                                                                                                             |    C455    | (---
                                                                                                       |------------------|
                                                                            DOLLAR AMOUNTS IN THOUSANDS|     Bil Mil Thou |
      -------------------------------------------------------------------------------------------------|------------------|
      ASSETS                                                                                           |//////////////////|
       1. INTEREST-BEARING BALANCES DUE FROM DEPOSITORY INSTITUTIONS..............................|RCFD|3381        5,011 | 1.
       2. U.S. TREASURY SECURITIES AND U.S. GOVERNMENT AGENCY AND CORPORATION OBLIGATONS..........|RCFD|3382    1,598,015 | 2.
       3. SECURITIES ISSUED BY STATES & POLITICAL SUBDIVISIONS IN THE U.S. .......................|RCFD|3383        1,289 | 3.
       4. a. OTHER DEBT SECURITIES ...............................................................|RCFD|3647      323,783 | 4.a.
          b. EQUITY SECURITES (INCLUDES INVESTMENTS IN MUTUAL FUNDS AND FEDERAL RESERVE STOCK) ...|RCFD|3648       13,161 | 4.b.
       5. FEDERAL FUNDS SOLD AND SECURITIES PURCHASED UNDER AGREEMENTS TO RESELL IN DOMESTIC           |//////////////////|
          OFFICES OF THE BANK AND OF ITS EDGE AND AGREEMENT SUBSIDIARIES, AND IN IBFs.............|RCFD|3365    1,512,195 | 5.
       6. LOANS:                                                                                       |//////////////////|
          a. LOANS IN DOMESTIC OFFICES:                                                                |//////////////////|
            (1) TOTAL LOANS.......................................................................|RCON|3360    6,465,985 | 6.a.(1)
            (2) LOANS SECURED BY REAL ESTATE  ....................................................|RCON|3385    1,330,874 | 6.a.(2)
            (3) LOANS TO FINANCE AGRICULTURAL PRODUCTION AND OTHER LOANS TO FARMERS...............|RCON|3386       64,891 | 6.a.(3)
            (4) COMMERCIAL AND INDUSTRIAL LOANS...................................................|RCON|3387    2,540,806 | 6.a.(4)
            (5) LOANS TO INDIVIDUALS FOR HOUSEHOLD, FAMILY AND OTHER PERSONAL EXPENDITURES........|RCON|3388      800,448 | 6.a.(5)
            (6) OBLIGATIONS (OTHER THAN SECURITIES AND LEASES) OF STATES AND                           |//////////////////|
                POLITICAL SUBDIVISIONS IN THE U.S.................................................|RCON|3389       64,668 | 6.a.(6)
          b. TOTAL LOANS IN FOREIGN OFFICES, EDGE AND AGREEMENT SUBSIDIARIES, AND IBFs............|RCFN|3360      233,074 | 6.b.
       7. ASSETS HELD IN TRADING ACCOUNTS.........................................................|RCFD|3401       29,311 | 7.
       8. LEASE FINANCING RECEIVABLES (NET OF UNEARNED INCOME)....................................|RCFD|3484      207,273 | 8.
       9. TOTAL ASSETS............................................................................|RCFD|3368   12,156,521 | 9.
      LIABILITIES                                                                                      |//////////////////|
      10. INTEREST-BEARING TRANSACTION ACCOUNTS IN DOMESTIC OFFICES (NOW ACCOUNTS, ATS ACCOUNTS,       |//////////////////|
          AND TELEPHONE AND PREAUTHORIZED TRANSFER ACCOUNTS)(EXCLUDE DEMAND DEPOSITS).............|RCON|3485      948,196 | 10.
      11. NONTRANSACTION ACCOUNTS IN DOMESTIC OFFICES:                                                 |//////////////////|
          a. MONEY MARKET DEPOSIT ACCOUNTS (MMDAs)................................................|RCON|3486    1,351,954 | 11.a.
          b. OTHER SAVINGS DEPOSITS...............................................................|RCON|3487    1,517,265 | 11.b.
          c. TIME CERTIFICATES OF DEPOSIT OF $100,000 OR MORE.....................................|RCON|3345      498,614 | 11.c.
          d. ALL OTHER TIME DEPOSITS..............................................................|RCON|3469    1,417,028 | 11.d.
      12. INTEREST-BEARING DEPOSITS IN FOREIGN OFFICES, EDGE AND AGREEMENT SUBSIDIARIES, AND IBFs.|RCFN|3404      383,660 | 12.
      13. FEDERAL FUNDS PURCHASED AND SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE IN DOMESTIC       |//////////////////|
          OFFICES OF THE BANK AND OF ITS EDGE AND AGREEMENT SUBSIDIARIES, AND IN IBFs.............|RCFD|3353      561,298 | 13.
      14. OTHER BORROWED MONEY....................................................................|RCFD|3355       72,100 | 14.
                                                                                                  |-----------------------|
      -----------
      (1) FOR ALL ITEMS, BANKS HAVE THE OPTION OF REPORTING EITHER (1) AN AVERAGE OF DAILY FIGURES FOR THE QUARTER,
          OR (2) AN AVERAGE OF WEEKLY FIGURES (I.E., THE WEDNESDAY OF EACH WEEK OF THE QUARTER).








      CERT: 03263    00373   STBK 48-3926                                                             09-30-93
      TEXAS COMMERCE BANK NATIONAL ASSOCIATION                                                        FFIEC 031
      P.O. BOX 2558                                                                                   PAGE RC-14
      HOUSTON, TX  77252                                                                                 (24)




      SCHEDULE RC-L - OFF-BALANCE SHEET ITEMS

      PLEASE READ CAREFULLY THE INSTRUCTIONS FOR THE PREPARATION OF SCHEDULE RC-L. SOME OF
      THE AMOUNTS REPORTED IN SCHEDULE RC-L ARE REGARDED AS VOLUME INDICATORS AND NOT
      NECESSARILY AS MEASURES OF RISK.
                                                                                                      |-----------|
                                                                                                      |    C460   | (---
                                                                                                |-----------------|
                                                                    DOLLAR AMOUNTS IN THOUSANDS |RCFD Bil Mil Thou|
      ------------------------------------------------------------------------------------------|-----------------|
       1. UNUSED COMMITMENTS:                                                                   |/////////////////|
          a. REVOLVING, OPEN-END LINES SECURED BY 1-4 FAMILY RESIDENTIAL PROPERTIES, E.G., HOME |/////////////////|
             EQUITY LINES.......................................................................|3814           0 | 1.a.
          b. CREDIT CARD LINES..................................................................|3815           0 | 1.b.
          c. COMMERCIAL REAL ESTATE, CONSTRUCTION, AND LAND DEVELOPMENT:                        |/////////////////|
             (1) COMMITMENTS TO FUND LOANS SECURED BY REAL ESTATE ..............................|3816     119,696 | 1.c.(1)
             (2) COMMITMENTS TO FUND LOANS NOT SECURED BY REAL ESTATE ..........................|6550     136,720 | 1.c.(2)
          d. SECURITIES UNDERWRITING............................................................|3817           0 | 1.d.
          e. OTHER UNUSED COMMITMENTS...........................................................|3818   5,704,926 | 1.e.
       2. FINANCIAL STANDBY LETTERS OF CREDIT AND FOREIGN OFFICE GUARANTEES.....................|3819   1,001,844 | 2.
          a. AMOUNT OF FINANCIAL STANDBY LETTERS OF CREDIT CONVEYED TO OTHERS ..................|3820      98,232 | 2.a.
       3. PERFORMANCE STANDBY LETTERS OF CREDIT AND FOREIGN OFFICE GUARANTEES...................|3821      44,623 | 3.
          a. AMOUNT OF PERFOMANCE STANDBY LETTERS OF CREDIT CONVEYED TO OTHERS .................|3822      23,543 | 3.a.
       4. COMMERCIAL AND SIMILAR LETTERS OF CREDIT..............................................|3411     203,701 | 4.
       5. PARTICIPATIONS IN ACCEPTANCES (AS DESCRIBED IN THE INSTRUCTIONS) CONVEYED TO OTHERS   |/////////////////|
          BY THE REPORTING BANK.................................................................|3428           0 | 5.
       6. PARTICIPATIONS IN ACCEPTANCES (AS DESCRIBED IN THE INSTRUCTIONS) ACQUIRED             |/////////////////|
          BY THE REPORTING (NONACCEPTING) BANK..................................................|3429           0 | 6.
       7. SECURITIES BORROWED...................................................................|3432           0 | 7.
       8. SECURITIES LENT (INCLUDING CUSTOMERS' SECURITIES LENT WHERE THE CUSTOMER IS           |/////////////////|
          INDEMNIFIED AGAINST LOSS BY THE REPORTING BANK).......................................|3433     569,802 | 8.
       9. MORTGAGES TRANSFERRED (I.E. SOLD OR SWAPPED) WITH RECOURSE THAT HAVE BEEN TREATED     |/////////////////|
          AS SOLD FOR CALL REPORT PURPOSES:                                                     |/////////////////|
          a. FNMA AND FHLMC RESIDENTIAL MORTGAGE LOAN POOLS:                                    |/////////////////|
            (1) OUTSTANDING PRINCIPAL BALANCE OF MORTGAGES TRANSFERRED AS OF THE REPORT DATE....|3650           0 | 9.a.(1)
            (2) AMOUNT OF RECOURSE EXPOSURE ON THESE MORTGAGES AS OF THE REPORT DATE............|3651           0 | 9.a.(2)
          b. PRIVATE (NONGOVERNMENT-ISSUED OR GUARANTEED) RESIDENTIAL MORTGAGE LOAN POOLS:      |/////////////////|
            (1) OUTSTANDING PRINCIPAL BALANCE OF MORTGAGES TRANSFERRED AS OF THE REPORT DATE....|3652           0 | 9.b.(1)
            (2) AMOUNT OF RECOURSE EXPOSURE ON THESE MORTGAGES AS OF THE REPORT DATE............|3653           0 | 9.b.(2)
          c. FARMER MAC AGRICULTURAL MORTGAGE LOAN POOLS:                                       |/////////////////|
            (1) OUTSTANDING PRINCIPAL BALANCE OF MORTGAGES TRANSFERRED AS OF THE REPORT DATE....|3654           0 | 9.c.(1)
            (2) AMOUNT OF RECOURSE EXPOSURE ON THESE MORTGAGES AS OF THE REPORT DATE............|3655           0 | 9.c.(2)
      10. WHEN-ISSUED SECURITIES:                                                               |/////////////////|
          a. GROSS COMMITMENTS TO PURCHASE......................................................|3434     297,650 | 10.a.
          b. GROSS COMMITMENTS TO SELL..........................................................|3435      40,445 | 10.b.
      11. INTEREST RATE CONTRACTS (EXCLUDE WHEN-ISSUED SECURITIES):                             |/////////////////|
          a. NOTIONAL VALUE OF INTEREST RATE SWAPS..............................................|3450   5,696,646 | 11.a.
          b. FUTURES AND FORWARD CONTRACTS......................................................|3823     654,194 | 11.b.
          c. OPTION CONTRACTS (E.G. OPTIONS ON TREASURIES):                                     |/////////////////|
             (1) WRITTEN OPTION CONTRACTS.......................................................|3824     424,792 | 11.c.(1)
             (2) PURCHASED OPTION CONTRACTS.....................................................|3825   1,423,892 | 11.c.(2)
       12. FOREIGN EXCHANGE RATE CONTRACTS:                                                     |/////////////////|
          a. NOTIONAL VALUE OF EXCHANGE SWAPS (E.G. CROSS-CURRENCY SWAPS).......................|3826           0 | 12.a.
          b. COMMITMENTS TO PURCHASE FOREIGN CURRENCIES AND U.S. DOLLAR EXCHANGE (SPOT,         |/////////////////|
             FORWARD, AND FUTURES)..............................................................|3415     899,292 | 12.b.
          c. OPTION CONTRACTS (E.G. OPTIONS ON FOREIGN CURRENCY):                               |/////////////////|
             (1) WRITTEN OPTION CONTRACTS.......................................................|3827      16,308 | 12.c.(1)
             (2) PURCHASED OPTION CONTRACTS.....................................................|3828      16,308 | 12.c.(2)
                                                                                                |-----------------|






      CERT: 03263    00373   STBK 48-3926                                                              09-30-93
      TEXAS COMMERCE BANK NATIONAL ASSOCIATION                                                         FFIEC 031
      P.O. BOX 2558                                                                                    PAGE RC-15
      HOUSTON, TX  77252                                                                                  (25)


      FDIC CERTIFICATE NUMBER: 03263

      SCHEDULE RC-L - CONTINUED



                                                                                                       |-----------|
                                                                                                       |    C461   | (---
                                                                                                 |-----------------|
                                                                    DOLLAR AMOUNTS IN THOUSANDS  |RCFD Bil Mil Thou|
      -------------------------------------------------------------------------------------------|-----------------|
      13. CONTRACTS ON OTHER COMMODITIES AND EQUITIES:                                           |/////////////////|
          a. NOTIONAL VALUE OF OTHER SWAPS (E.G. OIL SWAPS)......................................|3829       2,177 | 13.a.
          b. FUTURES AND FORWARD CONTRACTS (E.G. STOCK INDEX AND COMMODITY - PRECIOUS METALS,    |/////////////////|
             WHEAT, COTTON, LIVESTOCK - CONTRACTS)...............................................|3830           0 | 13.b.
          c. OPTION CONTRACTS (E.G. OPTIONS ON COMMODITIES, INDIVIDUAL STOCKS AND STOCK INDEXES):|/////////////////|
             (1) WRITTEN OPTION CONTRACTS........................................................|3831           0 | 13.c.(1)
             (2) PURCHASED OPTION CONTRACTS .....................................................|3832           0 | 13.c.(2)
      14. ALL OTHER OFF-BALANCE SHEET LIABILITIES (ITEMIZE AND DESCRIBE EACH COMPONENT OF THIS   |/////////////////|
          ITEM OVER 25% OF SCHEDULE RC, ITEM 28, "TOTAL EQUITY CAPTIAL").........................|3430           0 | 14.
             |----|                                                            |-----------------|-----------------|
          a. |3555|                                                          0 |3555|          0 |/////////////////| 14.a.
          b. |3556|                                                          0 |3556|          0 |/////////////////| 14.b.
          c. |3557|                                                          0 |3557|          0 |/////////////////| 14.c.
          d. |3558|                                                          0 |3558|          0 |/////////////////| 14.d.
             |----|                                                            |-----------------|-----------------|
      15. ALL OTHER OFF-BALANCE SHEET ASSETS (ITEMIZE AND DESCRIBE EACH COMPONENT OF THIS        |/////////////////|
          ITEM OVER 25% OF SCHEDULE RC, ITEM 28, "TOTAL EQUITY CAPTIAL").........................|3430           0 | 15.
             |----|                                                            |-----------------|-----------------|
          a. |5592|                                                          0 |5592|          0 |/////////////////| 15.a.
          b. |5593|                                                          0 |5593|          0 |/////////////////| 15.b.
          c. |5594|                                                          0 |5594|          0 |/////////////////| 15.c.
          d. |5595|                                                          0 |5595|          0 |/////////////////| 15.d.
             |----|                                                            |-----------------|-----------------|



      MEMORANDA                                                                                  |-----------------|
                                                                    DOLLAR AMOUNTS IN THOUSANDS  |     Bil Mil Thou|
      -------------------------------------------------------------------------------------------|-----------------|
      1. LOANS ORIGINATED BY THE REPORTING BANK THAT HAVE BEEN SOLD OR PARTICIPATED TO           |/////////////////|
         OTHERS DURING THE CALENDAR QUARTER ENDING WITH THE REPORT DATE (EXCLUDE THE PORTIONS    |/////////////////|
         OF SUCH LOANS RETAINED BY THE REPORTING BANK; SEE INSTRUCTIONS FOR OTHER EXCLUSIONS)....|3431     707,853 | M.1.
      2. LOANS PURCHASED BY THE REPORTING BANK DURING THE CALENDAR QUARTER ENDING WITH           |/////////////////|
         THE REPORT DATE (SEE INSTRUCTIONS FOR EXCLUSIONS).......................................|3488      75,362 | M.2.
      3. UNUSED COMMITMENTS WITH AN ORIGINAL MATURITY (1) EXCEEDING ONE YEAR THAT ARE REPORTED   |/////////////////|
         IN SCHEDULE RC-L, ITEMS 1.a. THROUGH 1.e. ABOVE (REPORT ONLY THE UNUSED PORTIONS OF     |/////////////////|
         COMMITMENTS THAT ARE FEE PAID OR OTHERWISE LEGALLY BINDING).............................|3833   4,176,178 | M.3.
          a. PARTICIPATIONS IN COMMITMENTS WITH AN ORIGINAL MATURITY (1) EXCEEDING ONE           |/////////////////|
             YEAR CONVEYED TO OTHERS ............................................................|3834     206,772 | M.3.a.
      4. TO BE COMPLETED ONLY BY BANKS WITH $1 BILLION OR MORE IN TOTAL ASSETS:                  |/////////////////|
         STANDBY LETTERS OF CREDIT AND FOREIGN OFFICE GUARANTEES (BOTH FINANCIAL AND PERFORMANCE)|/////////////////|
         ISSUED TO NON-U.S. ADDRESSEES (DOMICILE) INCLUDED IN ITEMS 2 AND 3 ABOVE................|3377      26,763 | M.4.
      5. TO BE COMPLETED FOR THE SEPTEMBER REPORT ONLY:                                          |/////////////////|
         INSTALLMENT LOANS TO INDIVIDUALS FOR HOUSEHOLD, FAMILY, AND OTHER PERSONAL EXPENDITURES |/////////////////|
         THAT HAVE BEEN SECURITIZED AND SOLD WITHOUT RECOURSE (WITH SERVICING RETAINED), AMOUNTS |/////////////////|
         OUSTANDING BY TYPE OF LOAN:                                                             |/////////////////|
         a. LOANS TO PURCHASE PRIVATE PASSENGER AUTOMOBILES......................................|2741           0 | M.5.a.
         b. CREDIT CARDS AND RELATED PLANS.......................................................|2742           0 | M.5.b.
         c. ALL OTHER CONSUMER INSTALLMENT CREDIT (INCLUDING MOBILE HOME LOANS)..................|2743           0 | M.5.c.
                                                                                                 |-----------------|


      CERT: 03263    00373   STBK 48-3926                                                                     09-30-93
      TEXAS COMMERCE BANK NATIONAL ASSOCIATION                                                                FFIEC 031
      P.O. BOX 2558                                                                                           PAGE RC-16
      HOUSTON, TX  77252                                                                                         (26)
                                                                                                              |------------|
      SCHEDULE RC-M - MEMORANDA                                                                               |    C465    | (---
                                                                                                        |------------------|
                                                                            DOLLAR AMOUNTS IN THOUSANDS |RCFD Bil Mil Thou |
      --------------------------------------------------------------------------------------------------|------------------|
      1. EXTENSIONS OF CREDIT BY THE REPORTING BANK TO ITS EXECUTIVE OFFICERS, DIRECTORS, PRINCIPAL     |//////////////////|
         SHAREHOLDERS, AND THEIR RELATED INTERESTS AS OF THE REPORT DATE:                               |//////////////////|
         a. AGGREGATE AMOUNT OF ALL EXTENSIONS OF CREDIT TO ALL EXECUTIVE OFFICERS, DIRECTORS, PRINCIPAL|//////////////////|
            SHAREHOLDERS, AND THEIR RELATED INTERESTS...................................................|6164      841,540 | 1.a.
         b. NUMBER OF EXECUTIVE OFFICERS, DIRECTORS, AND PRINCIPAL SHAREHOLDERS TO WHOM THE AMOUNT      |//////////////////|
            OF ALL EXTENSIONS OF CREDIT BY THE REPORTING BANK (INCLUDING EXTENSIONS OF                  |//////////////////|
            CREDIT TO RELATED INTERESTS) EQUALS OR EXCEEDS THE LESSER OF $500,000 OR                    |//////////////////|
            5 PERCENT OF TOTAL CAPITAL AS DEFINED FOR THIS PURPOSE IN AGENCY REGULATIONS................|6165           25 | 1.b.
      2. FEDERAL FUNDS SOLD AND SECURITIES PURCHASED UNDER AGREEMENTS TO RESELL WITH U.S. BRANCHES      |//////////////////|
         AND AGENCIES OF FOREIGN BANKS(1) (INCLUDED IN SCHEDULE RC, ITEMS 3.a. AND 3.b).................|3405            0 | 2.
      3. NOT APPLICABLE.                                                                                |//////////////////|
      4. OUSTANDING PRINCIPAL BALANCE OF 1-4 FAMILY RESIDENTIAL MORTGAGE LOANS SERVICED FOR OTHERS      |//////////////////|
         (INCLUDE BOTH RETAINED SERVICING AND PURCHASED SERVICING):                                     |//////////////////|
         a. MORTGAGES SERVICED UNDER A GNMA CONTRACT....................................................|5500            0 | 4.a.
         b. MORTGAGES SERVICED UNDER A FHLMC CONTRACT:                                                  |//////////////////|
            (1) SERVICED WITH RECOURSE TO SERVICER......................................................|5501            0 | 4.b.(1)
            (2) SERVICED WITHOUT RECOURSE TO SERVICER...................................................|5502            0 | 4.b.(2)
         c. MORTGAGES SERVICED UNDER A FNMA CONTRACT:                                                   |//////////////////|
            (1) SERVICED UNDER A REGULAR OPTION CONTRACT................................................|5503            0 | 4.c.(1)
            (2) SERVICED UNDER A SPECIAL OPTION CONTRACT................................................|5504            0 | 4.c.(2)
         d. MORTGAGES SERVICED UNDER OTHER SERVICING CONTRACTS..........................................|5505            0 | 4.d.
      5. TO BE COMPLETED ONLY BY BANKS WITH $1 BILLION OR MORE IN TOTAL ASSETS:                         |//////////////////|
         CUSTOMERS' LIABILITY TO THIS BANK ON ACCEPTANCES OUTSTANDING                                   |//////////////////|
         (SUM OF ITEMS 5.a. AND 5.b. MUST EQUAL SCHEDULE RC, ITEM 9):                                   |//////////////////|
         a. U.S. ADDRESSEES (DOMICILE)..................................................................|2103        4,022 | 5.a.
         b. NON-U.S. ADDRESSEES (DOMICILE)..............................................................|2104        6,057 | 5.b.
      6. INTANGIBLE ASSETS:                                                                             |//////////////////|
         a. MORTGAGE SERVICING RIGHTS...................................................................|3164        5,725 | 6.a.
         b. OTHER IDENTIFIABLE INTANGIBLE ASSETS:                                                       |//////////////////|
            (1) PURCHASED CREDIT CARD RELATIONSHIPS.....................................................|5506            0 | 6.b.(1)
            (2) ALL OTHER IDENTIFIABLE INTANGIBLE ASSETS................................................|5507      150,431 | 6.b.(2)
         c. GOODWILL....................................................................................|3163      164,392 | 6.c.
         d. TOTAL (SUM OF ITEMS 6.a. THROUGH 6.c.) (MUST EQUAL SCHEDULE RC, ITEM 10)....................|2143      320,548 | 6.d.
         e. INTANGIBLE ASSETS THAT HAVE BEEN GRANDFATHERED FOR REGULATORY CAPITAL PURPOSES              |6442            0 | 6.e.
                                                                                                        |------------------|






                                                                                                        |------------------|
                                                                                                        |RCFD | YES  |  NO |
      7. DOES YOUR BANK HAVE ANY MANDATORY CONVERTIBLE DEBT THAT IS PART OF YOUR PRIMARY OR             |------------------|
         SECONDARY CAPITAL?  ...........................................................................|6167            0 | 7.
                                                                                                        |------------------|
                                                                                                        |RCFD |Bil Mil Thou|
         IF YES, CONTINUE BELOW:                                                                        |------------------|
         a. TOTAL EQUITY CONTRACT NOTES, GROSS .........................................................|3290            0 | 7.a.
         b. COMMON OR PERPETUAL PREFERRED STOCK DEDICATED TO REDEEM THE ABOVE NOTES.....................|3291            0 | 7.b.
         c. TOTAL EQUITY COMMITMENT NOTES, GROSS........................................................|3293            0 | 7.c.
         d. COMMON OR PERPETUAL PREFERRED STOCK DEDICATED TO REDEEM THE ABOVE NOTES.....................|3294            0 | 7.d.
         e. TOTAL (ITEM 7.a. MINUS 7.b. PLUS 7.c. MINUS 7.d.)...........................................|3295            0 | 7.e.
                                                                                                        |------------------|
      _____________________
      (1) DO NOT REPORT FEDERAL FUNDS SOLD AND SECURITIES PURCHASED UNDER AGREEMENTS TO RESELL
          WITH OTHER COMMERCIAL BANKS IN THE U.S. IN THIS ITEM.



      CERT: 03263    00373   STBK 48-3926                                                                     09-30-93


   TEXAS COMMERCE BANK NATIONAL ASSOCIATION                                                                FFIEC 031
   P.O. BOX 2558                                                                                           PAGE RC-17
   HOUSTON, TX  77252                                                                                         (27)

   SCHEDULE RC-M - CONTINUED
                                                                                                     |------------------|
                                                                         DOLLAR AMOUNTS IN THOUSANDS |RCFD Bil Mil Thou |
   --------------------------------------------------------------------------------------------------|------------------|
   8.a. OTHER REAL ESTATE OWNED:                                                                     |//////////////////|
        (1) DIRECT AND INDIRECT INVESTMENTS IN REAL ESTATE VENTURES..................................|5372        5,690 | 8.a.(1)
        (2) ALL OTHER REAL ESTATE OWNED..............................................................|//////////////////|
           (a) CONSTRUCTION AND LAND DEVELOPMENT IN DOMESTIC OFFICES.................................|5508       59,732 | 8.a.(2)(a)
           (b) FARMLAND IN DOMESTIC OFFICES..........................................................|5509        2,560 | 8.a.(2)(b)
           (c) 1-4 FAMILY RESIDENTIAL PROPERTIES IN DOMESTIC OFFICES.................................|5510        1,081 | 8.a.(2)(c)
           (d) MULTIFAMILY (5 OR MORE) RESIDENTIAL PROPERTIES IN DOMESTIC OFFICES....................|5511            0 | 8.a.(2)(d)
           (e) NONFARM NONRESIDENTIAL PROPERTIES IN DOMESTIC OFFICES.................................|5512       51,269 | 8.a.(2)(e)
           (f) IN FOREIGN OFFICES....................................................................|5513            0 | 8.a.(2)(f)
        (3) TOTAL (SUM OF ITEMS 8.a.(1) AND 8.a.(2)) (MUST EQUAL SCHEDULE RC, ITEM 7)................|2150      120,332 | 8.a.(3)
     b. INVESTMENTS IN UNCONSOLIDATED SUBSIDIARIES AND ASSOCIATED COMPANIES:                         |//////////////////|
        (1) DIRECT AND INDIRECT INVESTMENTS IN REAL ESTATE VENTURES..................................|5374            0 | 8.b.(1)
        (2) ALL OTHER INVESTMENTS IN UNCONSOLIDATED SUBSIDIARIES AND ASSOCIATED COMPANIES............|5375            0 | 8.b.(2)
        (3) TOTAL (SUM OF ITEMS 8.b.(1) AND 8.b.(2)) (MUST EQUAL SCHEDULE RC, ITEM 8)................|2130            0 | 8.b.(3)
     c. TOTAL ASSETS OF UNCONSOLIDATED SUBSIDIARIES AND ASSOCIATED COMPANIES.........................|5376            0 | 8.c.
   9. NONCUMULATIVE PERPETUAL PREFERRED STOCK AND RELATED SURPLUS INCLUDED IN SCHEDULE RC. ITEM 23,  |//////////////////|
      "PERPETUAL PREFERRED STOCK AND RELATED SURPLUS"................................................|3778            0 | 9.
                                                                                                     |------------------|

   MEMORANDUM                                                                                        |------------------|
                                                                         DOLLAR AMOUNTS IN THOUSANDS |RCFD Bil Mil Thou |
   --------------------------------------------------------------------------------------------------|------------------|
   1. INTERBANK HOLDINGS OF CAPITAL INSTRUMENTS (TO BE COMPLETED FOR THE DECEMBER REPORT ONLY):      |//////////////////|
      a. RECIPROCAL HOLDINGS OF BANKING ORGANIZATIONS' CAPITAL INSTRUMENTS...........................|3836            0 | M.1.a.

      b. NONRECIPROCAL HOLDINGS OF BANKING ORGANIZATIONS' CAPITAL INSTRUMENTS........................|3837            0 | M.1.b.

                                                                                                     |------------------|










   CERT: 03263    00373   STBK 48-3926                                                                     09-30-93
   TEXAS COMMERCE BANK NATIONAL ASSOCIATION                                                                FFIEC 031
   P.O. BOX 2558                                                                                           PAGE RC-18
   HOUSTON, TX  77252                                                                                         (28)

   SCHEDULE RC-N - PAST DUE AND NONACCRUAL LOANS, LEASES, AND OTHER ASSETS                                 |------------|
                                                                                                           |   C470     | (--
   THE FFIEC REGARDS THE INFORMATION REPORTED IN ALL OF MEMORANDUM|-----------------|-----------------|-----------------|
   ITEM 1, IN ITEMS 1 THROUGH 10, COLUMN A, AND IN MEMORANDUM     | (Column A)      | (Column B)      | (Column C)      |
   ITEMS 2 AND 3, COLUMN A, AS CONFIDENTIAL.                      |  Past due       |Past due 90      | Nonaccrual      |
                                                                  |30 through 89    |days or more     |                 |
                                                                  |days and still   |and still        |                 |
                                                                  |  accruing       |  accruing       |                 |
                                                                  |-----------------|-----------------|-----------------|


                                      DOLLAR AMOUNTS IN THOUSANDS |RCFD Bil Mil Thou|RCFD Bil Mil Thou|RCFD Bil Mil Thou|
   ---------------------------------------------------------------|-----------------|-----------------|-----------------|
   1. LOANS SECURED BY REAL ESTATE:                               |/////////////////|/////////////////|/////////////////|
      a. TO U.S. ADDRESSEES (DOMICILE)............................|1245      16,366 |1246      56,073 |1247      70,816 | 1.a.
      b. TO NON-U.S. ADDRESSEES (DOMICILE)........................|1248           0 |1249           0 |1250           0 | 1.b.
   2. LOANS TO DEPOSITORY INSTITUTIONS AND ACCEPTANCES OF OTHER   |/////////////////|/////////////////|/////////////////|
      BANKS:                                                      |/////////////////|/////////////////|/////////////////|
      a. TO U.S. BANKS AND OTHER U.S. DEPOSITORY INSTITUTIONS.....|5377           0 |5378           0 |5379           0 | 2.a.
      b. TO FOREIGN BANKS.........................................|5380           0 |5381           0 |5382           0 | 2.b.
   3. LOANS TO FINANCE AGRICULTURAL PRODUCTION AND OTHER LOANS    |/////////////////|/////////////////|/////////////////|
      TO FARMERS..................................................|1594          34 |1597       2,084 |1583       6,868 | 3.
   4. COMMERCIAL AND INDUSTRIAL LOANS:                            |/////////////////|/////////////////|/////////////////|
      a. TO U.S. ADDRESSEES (DOMICILE)............................|1251      20,973 |1252      40,002 |1253      31,433 | 4.a.
      b. TO NON-U.S. ADDRESSEES (DOMICILE)........................|1254         225 |1255         314 |1256       2,668 | 4.b.
   5. LOANS TO INDIVIDUALS FOR HOUSEHOLD, FAMILY, AND OTHER       |/////////////////|/////////////////|/////////////////|
      PERSONAL EXPENDITURES:                                      |/////////////////|/////////////////|/////////////////|
      a. CREDIT CARDS AND RELATED PLANS...........................|5383         788 |5384          86 |5385           0 | 5.a.
      b. OTHER (INCLUDES SINGLE PAYMENT, INSTALLMENT, AND ALL     |/////////////////|/////////////////|/////////////////|
         STUDENT LOANS............................................|5386      14,664 |5387      16,070 |5388       1,142 | 5.b.
   6. LOANS TO FOREIGN GOVERNMENTS AND OFFICIAL INSTITUTIONS......|5389           0 |5390           0 |5391      14,864 | 6.
   7. ALL OTHER LOANS.............................................|5459       3,737 |5460       3,248 |5461       8,667 | 7.
   8. LEASE FINANCING RECEIVABLES:                                |/////////////////|/////////////////|/////////////////|
      a. OF U.S. ADDRESSEES (DOMICILE)............................|1257           0 |1258           0 |1259       1,155 | 8.a.
      b. OF NON-U.S. ADDRESSEES (DOMICILE)........................|1271           0 |1272           0 |1791           0 | 8.b.
   9. DEBT SECURITIES AND OTHER ASSETS (EXCLUDE OTHER REAL        |/////////////////|/////////////////|/////////////////|
      ESTATE OWNED AND OTHER REPOSSESSED ASSETS)..................|5392           0 |5393           0 |5394          52 | 9.
                                                                  |-----------------------------------------------------|

   AMOUNTS REPORTED IN ITEMS 1 THROUGH 8 ABOVE INCLUDES GUARANTEED AND UNGUARANTEED PORTIONS OF PAST DUE AND NONACCRUAL
   LOANS AND LEASES.  REPORT IN ITEM 10 BELOW GUARANTEED LOANS AND LEASES INCLUDED IN ITEMS 1 THROUGH 8 ABOVE.
                                                                  |-----------------|-----------------|-----------------|
                                                                  |RCFD Bil Mil Thou|RCFD Bil Mil Thou|RCFD Bil Mil Thou|
                                                                  |-----------------|-----------------|-----------------|
   10. LOANS AND LEASES REPORTED IN 1 THROUGH 8 WHICH ARE WHOLLY  |/////////////////|/////////////////|/////////////////|
       OR PARTIALLY GUARANTEED BY THE U.S. GOVERNMENT.............|5612      17,147 |5613      84,011 |5614      81,407 | 10.
   10.a. GUARANTEED PORTION OF LOANS AND LEASES INCLUDED IN ITEM  |/////////////////|/////////////////|/////////////////|
         10 ABOVE.................................................|5615      16,583 |5616      80,208 |5617      77,347 | 10.a.
                                                                  |-----------------|-----------------|-----------------|




   CERT: 03263    00373   STBK 48-3926                                                                     09-30-93
   TEXAS COMMERCE BANK NATIONAL ASSOCIATION                                                                FFIEC 031
   P.O. BOX 2558                                                                                           PAGE RC-19
   HOUSTON, TX  77252                                                                                         (29)

   SCHEDULE RC-N CONTINUED
                                                                                                           |------------|
                                                                                                           |   C473     | (--
                                                                  |-----------------|-----------------|-----------------|
   MEMORANDUM                        DOLLAR AMOUNT IN THOUSANDS   |RCFD Bil Mil Thou|RCFD Bil Mil Thou|RCFD Bil Mil Thou|
   ---------------------------------------------------------------|-----------------|-----------------|-----------------|
   1. RESTRUCTURED LOANS AND LEASES INCLUDED IN SCHEDULE RC-N,    |/////////////////|/////////////////|/////////////////|
      ITEMS 1 THROUGH 8 ABOVE.....................................|1658           0 |1659           0 |1661       1,137 | M.1.
   2. LOANS TO FINANCE COMMERCIAL REAL ESTATE, CONSTRUCTION, AND  |/////////////////|/////////////////|/////////////////|
      LAND DEVELOPMENT ACTIVITIES (NOT SECURED BY REAL ESTATE)    |/////////////////|/////////////////|/////////////////|
      INCLUDED IN SCHEDULE RC-N, ITEMS 4 AND 7, ABOVE.............|6558      10,820 |6559          21 |6560          31 | M.2.
   3. LOANS SECURED BY REAL ESTATE IN DOMESTIC OFFICES (INCLUDED  |/////////////////|/////////////////|/////////////////|
      IN SCHEDULE RC-N, ITEM 1, ABOVE):                           |/////////////////|/////////////////|/////////////////|
      a. CONSTRUCTION AND LAND DEVELOPMENT........................|2759       2,959 |2769      16,484 |3492      19,960 | M.3.a.
      b. SECURED BY FARMLAND......................................|3493          34 |3494         671 |3495         551 | M.3.b.
      c. SECURED BY 1-4 FAMILY RESIDENTIAL PROPERTIES:            |/////////////////|/////////////////|/////////////////|
         (1) REVOLVING, OPEN-ENDED LOANS SECURED BY 1-4 FAMILY    |/////////////////|/////////////////|/////////////////|
             RESIDENTIAL PROPERTIES AND EXTENDED UNDER LINES      |/////////////////|/////////////////|/////////////////|
             OF CREDIT............................................|5398           0 |5399           0 |5400           0 | M.3.c.(1)
         (2) ALL OTHER LOANS SECURED BY 1-4 FAMILY RESIDENTIAL    |/////////////////|/////////////////|/////////////////|
             PROPERTIES...........................................|5401       9,330 |5402       3,133 |5403       4,646 | M.3.c.(2)
      d. SECURED BY MULTIFAMILY (5 OR MORE) RESIDENTIAL           |/////////////////|/////////////////|/////////////////|
         PROPERTIES...............................................|3499         768 |3500       1,998 |3501       6,121 | M.3.d.

         e. SECURED BY NONFARM NONRESIDENTIAL PROPERTIES.............|3502       3,275 |3503      33,787 |3504      39,538 | M.3.e.

                                                                     |-----------------|-----------------|-----------------|




      SCHEDULE RC-O - OTHER DATA FOR DEPOSIT INSURANCE ASSESSMENTS
      AN AMENDED CERTIFIED STATEMENT SHOULD BE SUBMITTED TO THE FDIC IF THE AMOUNTS REPORTED IN
      ITEMS 1 THROUGH 6 OF THIS SCHEDULE ARE AMENDED AFTER THE SEMIANNUAL CERTIFIED STATEMENT                 |------------|
      ORIGINALLY COVERING THIS REPORT DATE HAS BEEN FILED WITH THE FDIC.                                      |    C475    | (---
                                                                                                         |-----------------|
                                                                          DOLLAR AMOUNTS IN THOUSANDS    |RCON Bil Mil Thou|
      ---------------------------------------------------------------------------------------------------|-----------------|
      1. UNPOSTED DEBITS (SEE INSTRUCTIONS):                                                             |/////////////////|
         a. ACTUAL AMOUNT OF ALL UNPOSTED DEBITS.........................................................|0030           0 | 1.a.
            OR                                                                                           |/////////////////|
         b. SEPARATE AMOUNT OF UNPOSTED DEBITS:                                                          |/////////////////|
            (1) ACTUAL AMOUNT OF UNPOSTED DEBITS TO DEMAND DEPOSITS......................................|0031           0 | 1.b.(1)
            (2) ACTUAL AMOUNT OF UNPOSTED DEBITS TO TIME AND SAVINGS DEPOSITS (1)........................|0032           0 | 1.b.(2)
      2. UNPOSTED CREDITS (SEE INSTRUCTIONS):                                                            |/////////////////|
         a. ACTUAL AMOUNT OF ALL UNPOSTED CREDITS........................................................|3510           0 | 2.a.
            OR                                                                                           |/////////////////|
         b. SEPARATE AMOUNT OF UNPOSTED CREDITS:                                                         |/////////////////|
            (1) ACTUAL AMOUNT OF UNPOSTED CREDITS TO DEMAND DEPOSITS.....................................|3512           0 | 2.b.(1)
            (2) ACTUAL AMOUNT OF UNPOSTED CREDITS TO TIME AND SAVINGS DEPOSITS (1).......................|3514           0 | 2.b.(2)
      3. UNINVESTED TRUST FUNDS (CASH) HELD IN BANK'S OWN TRUST DEPARTMENT (NOT                          |/////////////////|
         INCLUDED IN TOTAL DEPOSITS IN DOMESTIC OFFICES).................................................|3520           0 | 3.
      4. DEPOSITS OF CONSOLIDATED SUBSIDIARIES IN DOMESTIC OFFICES AND IN INSURED                        |/////////////////|
         BRANCHES IN PUERTO RICO AND U.S. TERRITORIES AND POSSESSIONS (NOT                               |/////////////////|
         INCLUDED IN TOTAL DEPOSITS):                                                                    |/////////////////|
         a. DEMAND DEPOSITS OF CONSOLIDATED SUBSIDIARIES.................................................|2211        3080 | 4.a.
         b. TIME AND SAVINGS DEPOSITS (1) OF CONSOLIDATED SUBSIDIARIES...................................|2351          15 | 4.b.
         c. INTEREST ACCRUED AND UNPAID ON DEPOSITS OF CONSOLIDATED SUBSIDIARIES.........................|5514           0 | 4.c.
      5. DEPOSITS OF INSURED BRANCHES IN PUERTO RICO AND U.S. TERRITORIES AND POSSESSIONS                |/////////////////|
         (INCLUDED IN SCHEDULE RC-E, PART II):                                                           |/////////////////|
         a. DEMAND DEPOSITS IN INSURED BRANCHES..........................................................|2229           0 | 5.a.
         b. TIME AND SAVINGS DEPOSITS (1) IN INSURED BRANCHES............................................|2383           0 | 5.b.
         c. INTEREST ACCRUED AND UNPAID ON DEPOSITS IN INSURED BRANCHES (INCLUDED IN                     |/////////////////|
            SCHEDULE RC-G, ITEM 1.b.) ...................................................................|5515           0 | 5.c.
                                                                                                         |-----------------|



      CERT: 03263    00373   STBK 48-3926                                                                       09-30-93
      TEXAS COMMERCE BANK NATIONAL ASSOCIATION                                                                  FFIEC 031
      P.O. BOX 2558                                                                                             PAGE RC-20
      HOUSTON, TX  77252                                                                                           (30)

      SCHEDULE RC-O - CONTINUED
                                                                                                           |-----------------|
                                                                                  DOLLAR AMOUNT IN THOUSAND|     Bil Mil Thou|
      ITEM 6 IS NOT APPLICABLE TO STATE NONMEMBER BANKS THAT HAVE NOT BEEN AUTHORIZED BY THE FEDERAL       |-----------------|
      RESERVE TO ACT AS PASS-THROUGH CORRESPONDENTS.                                                       |/////////////////|
                                                                                                           |/////////////////|
      6. RESERVE BALANCES ACTUALLY PASSED THROUGH TO THE FEDERAL RESERVE BY THE                            |/////////////////|
         REPORTING BANK ON BEHALF OF ITS RESPONDENT DEPOSITORY INSTITUTIONS THAT ARE                       |/////////////////|
         ALSO REFLECTED AS DEPOSIT LIABILITIES OF THE REPORTING BANK:                                      |/////////////////|
         a.  AMOUNT REFLECTED IN DEMAND DEPOSITS (INCLUDED IN SCHEDULE RC-E, PART 1, MEMORANDUM            |/////////////////|
            ITEM 4.a.).....................................................................................|2314       2,352 | 6.a.
         b. AMOUNT REFLECTED IN TIME AND SAVINGS DEPOSITS (1) (INCLUDED IN SCHEDULE RC-E, PART 1,          |/////////////////|
            MEMORANDUM ITEM 4.b.)..........................................................................|2315           0 | 6.b.
      7. UNAMORTIZED PREMIUMS AND DISCOUNTS ON TIME AND SAVINGS DEPOSITS:(1)                               |/////////////////|
         a. UNAMORTIZED PREMIUMS...........................................................................|5516       9,211 | 7.b.
         a. UNAMORTIZED DISCOUNTS..........................................................................|5517           0 | 7.b.
                                                                                                           |-----------------|

      8. TO BE COMPLETED BY BANKS WITH "OKAR DEPOSITS."                                                    |-----------------|
         TOTAL "ADJUSTED ATTRIBUTABLE DEPOSITS" OF ALL THRIFTS ACQUIRED UNDER SECTION 5(d)(3) OF THE       |/////////////////|
         FEDERAL DEPOSIT INSURANCE ACT (FROM THE MOST RECENT OAKAR CERTIFIED STATEMENT ATTACH..............|5518           0 | 8.
                                                                                                           |-----------------|
                                                                                                           |-----------------|
      9. DEPOSITS IN LIFELINE ACCOUNTS...................................................................  |5596/////////////| 9.
                                                                                                           |-----------------|


  _________________
   (1) FOR FDIC INSURANCE ASSESSMENT PURPOSES, "TIME AND SAVINGS DEPOSITS"
       CONSISTS OF NONTRANSACTION ACCOUNTS AND ALL TRANSACTION ACCOUNTS OTHER THAN DEMAND DEPOSITS.

  MEMORANDUM (TO BE COMPLETED EACH QUARTER EXCEPT AS NOTED)                                            |-----------------|
                                                                              DOLLAR AMOUNT IN THOUSAND|     Bil Mil Thou|
  -----------------------------------------------------------------------------------------------------|-----------------|
  1. TOTAL DEPOSITS IN DOMESTIC OFFICES OF THE BANK (SUM OF MEMORANDUM ITEMS 1.a.(1) AND 1.b.(1)       |/////////////////|
     MUST EQUAL SCHEDULE RC, ITEM 13.a.):                                                              |/////////////////|
     a. DEPOSIT ACCOUNTS OF $100,000 OR LESS:                                                          |/////////////////|
        (1) AMOUNT OF DEPOSIT ACCOUNTS OF $100,000 OR LESS ............................................|2702   4,559,401 | M.1.a.(1)
        (2) NUMBER OF DEPOSIT ACCOUNTS OF $100,000 OR LESS (TO BE COMPLETED FOR THE JUNE |-------------|/////////////////|
            REPORT ONLY).................................................................|3779         |/////////////////| M.1.a.(2)
     b. DEPOSIT ACCOUNTS OF MORE THAN $100,000:                                          |-------------|/////////////////|
        (1) AMOUNT OF DEPOSIT ACCOUNTS OF MORE THAN $100,000 ............................|-------------|2710   4,367,024 | M.1.b.(1)
        (2) NUMBER OF DEPOSIT ACCOUNTS OF MORE THAN $100,000 ............................|2722   8,165 |/////////////////| M.1.b.(2)
                                                                                         |-------------|-----------------|
  2. ESTIMATED AMOUNT OF UNINSURED DEPOSITS IN DOMESTIC OFFICES OF THE BANK:
      a. AN ESTIMATE OF YOUR BANK'S UNINSURED DEPOSITS CAN BE DETERMINED BY MULIPLYING THE NOUMBER
         OF DEPOSIT ACCOUNTS OF MORE THAN $100,000 REPORTED IN MEMORANDUM ITEM 1.B.(2) ABOVE BY $100,000
         AND SUBTRACTING THE RESULT FROM THE AMOUNT FROM THE AMOUNT OF DEPOSIT ACCOUNTS OF MORE
         THAN $100,000 REPORTED IN MEMORANDUM ITEM 1.b.(1) ABOVE.                                      |-----------------|
                                                                                                       | YES    |   NO   |
                                                                                                       |/////////////////|
   INDICATE IN THE APPROPRIATE BOX AT THE RIGHT WHETHER YOUR BANK HAS A METHOD OR PROCEDURE FOR        |/////////////////|
   DETERMINING A BETTER ESTIMATE OF UNINSURED DEPOSITS THAN THE ESTIMATE DESCRIBED ABOVE               |6661           0 | M.2.a.
                                                                                                       |-----------------|
                                                                                                       |     Bil Mil Thou|
      b. IF THE BOX MARKED YES HAS BEEN CHECKED, REPORT THE ESTIMATE OF UNINSURED DEPOSITS             |-----------------|
         DETERMINED BY USING YOUR BANK'S METHOD OR PROCEDURE...........................................|5597             | M.2.b.
                                                                                                       |-----------------|

  ________________________________________________________________________________________________________________________
                                                                                                            |    C477    | (---
  PERSON TO WHOM QUESTIONS ABOUT THE REPORT OF CONDITION AND INCOME SHOULD BE DIRECTED:                     |------------|

  Karen Gatenby Vice President                                                                           (713) 236-5263
  ------------------------------------------                                                           ------------------------
  NAME AND TITLE  (TEXT 8901)                                                                          AREA CODE AND PHONE NUMBER
                                                                                                       (TEXT 8902)


  CERT: 03263    00373   STBK 48-3926                                                                       09-30-93
  TEXAS COMMERCE BANK NATIONAL ASSOCIATION                                                                  FFIEC 031
  P.O. BOX 2558                                                                                             PAGE RC-21
  HOUSTON, TX  77252                                                                                           (31)


  SCHEDULE RC-R -RISK-BASED CAPITAL


  THIS SCHEDULE MUST BE COMPLETED BY ALL BANKS AS FOLLOWS: BANKS THAT REPORTED TOTAL ASSETS OF $1 BILLION OR MORE IN SCHEDULE RC,
  ITEM 12, FOR JUNE 30, 1990, MUST COMPLETE ITEMS 2 THROUGH 9 AND MEMORANDUM ITEM 1. BANKS WITH ASSETS OF LESS THAN $1 BILLION


  MUST COMPLETE ITEMS 1 THROUGH 3 BELOW OR SCHEDULE RC-R IN ITS ENTIRETY, DEPENDING ON THEIR RESPONSE TO ITEM 1 BELOW.

                                                                                                            |-----------|
                                                                                                            |    C480   | (---
   1. TEST FOR DETERMINING THE EXTENT TO WHICH SCHEDULE RC-R MUST BE COMPLETED. TO BE COMPETED ONLY BY      |-----------|
      BANKS WITH TOTAL ASSETS OF LESS THAN $1 BILLION. INDICATE IN THE APPROPRIATE BOX AT THE RIGHT         | YES   NO  |
      WHETHER THE BANK HAS TOTAL CAPITAL GREATER THAN OR EQUAL TO EIGHT PERCENT OF ADJUSTED TOTAL     |-----------------|
      ASSETS .........................................................................................|6056           0 | 1.
                                                                                                      |-----------------|
        FOR PURPOSES OF THIS TEST, ADJUSTED TOTAL ASSETS EQUALS TOTAL ASSETS LESS CASH, U.S. TREASURIES, U.S. GOVERNMENT
      AGENCY OBLIGATIONS, AND 80 PERCENT OF U.S. GOVERNMENT-SPONSORED AGENCY OBLIGATIONS PLUS THE ALLOWANCE FOR LOAN
      AND LEASE LOSSES AND SELECTED OFF-BALANCE SHEET ITEMS AS REPORTED ON SCHEDULE RC-L (SEE INSTRUCTIONS).
        IF THE BOX MARKED YES HAS BEEN CHECKED, THEN THE BANK ONLY HAS TO COMPLETE ITEMS 2 AND 3 BELOW. IF THE BOX
      MARKED NO HAS BEEN CHECKED, THE BANK MUST COMPLETE THE REMAINDER OF THIS THIS SCHEDULE.
        A NO RESPONSE TO ITEM 1 DOES NOT NECESSARILY MEAN THAT THE BANK'S ACTUAL RISK-BASED CAPITAL RATIO IS LESS THAN
      EIGHT PERCENT OR THAT THE BANK IS NOT IN COMPLIANCE WITH THE RISK-BASED CAPITAL GUIDELINES.
                                                                                    |-----------------|-----------------|
                                                                                    |   (COLUMN A)    |   (COLUMN B)    |
                                                                                    |  SUBORDINATED   |      OTHER      |
                                                                                    | DEBT (1) AND IN-|  LIMITED-LIFE   |
                                                                                    | TERMEDIATE TERM |     CAPITAL     |
  ITEMS 2 AND 3 ARE TO BE COMPLETED BY ALL BANKS.                                   | PREFERRED STOCK |  INSTRUMENTS    |
                                                                                    |-----------------|-----------------|
                                                        DOLLAR AMOUNTS IN THOUSANDS |RCFD Bil Mil Thou|RCFD Bil Mil Thou|
  ----------------------------------------------------------------------------------|-----------------|-----------------|
   2. SUBORDINATE DEBT (1) AND OTHER LIMITED-LIFE CAPITAL INSTRUMENTS (ORIGINAL WEIG|/////////////////|/////////////////|
      AVERAGE MATURITY OF AT LEAST FIVE YEARS) WITH A REMAINING MATURITY OF:        |/////////////////|/////////////////|
      a. ONE YEAR OR LESS...........................................................|3780           0 |3786           0 | 2.a.
      b. OVER ONE YEAR THROUGH TWO YEARS............................................|3781           0 |3787           0 | 2.b.
      c. OVER TWO YEARS THROUGH THREE YEARS.........................................|3782           0 |3788           0 | 2.c.
      d. OVER THREE YEARS THROUGH FOUR YEARS........................................|3783           0 |3789           0 | 2.d.
      e. OVER FOUR YEARS THROUGH FIVE YEARS.........................................|3784           0 |3790           0 | 2.e.
      f. OVER FIVE YEARS............................................................|3785     320,000 |3791           0 | 2.f.
                                                                                    |-----------------|-----------------|

                                                                                                      |-----------------|
                                                                                                      |RCFD  Bil Mil Tho|
   3. TOTAL QUALIFYING CAPITAL (I.E. TIER 1 AND TIER 2 CAPITAL) ALLOWABLE UNDER THE RISK-BASED        |-----------------|
      CAPITAL GUIDELINES..............................................................................|3792   1,153,855 | 3.
                                                                                                      |-----------------|
  ITEMS 4-9 AND MEMORANDUM ITEM 1 ARE TO BE COMPLETED BY BANKS THAT ANSWERED NO TO
  ITEM 1 ABOVE AND BY BANKS WITH TOTAL ASSETS OF $1 BILLION OR MORE.                |-----------------|-----------------|
                                                                                    |   (COLUMN A)    |   (COLUMN B)    |
                                                                                    |-----------------|-----------------|
                                                        DOLLAR AMOUNTS IN THOUSANDS |RCFD  Bil Mil Tho|RCFD  Bil Mil Tho|
  ----------------------------------------------------------------------------------|-----------------|-----------------|
   4. ASSETS AND CREDIT EQUIVALENT AMOUNTS OF OFF-BALANCE SHEET ITEMS ASSIGNED TO   |/////////////////|/////////////////|
      THE ZERO PERCENT RISK CATAGORY:                                               |/////////////////|/////////////////|
      a. ASSETS RECORDED ON THE BALANCE SHEET:                                      |/////////////////|/////////////////|
         (1) SECURITIES ISSUED BY, OTHER CLAIMS ON, AND CLAIMS UNCONDITIONALLY      |/////////////////|/////////////////|
             GUARANTEED BY, THE U.S. GOVERNMENT AND ITS AGENCIES AND OTHER OECD     |/////////////////|/////////////////|
             CENTRAL GOVERNMENTS....................................................|3794   1,089,694 |/////////////////| 4.a.(1)
         (2) ALL OTHER..............................................................|3795     291,214 |/////////////////| 4.a.(2)
      b. CREDIT EQIVALENT AMOUNT OF OFF-BALANCE SHEET ITEMS.........................|/////////////////|3796           0 | 4.b.
                                                                                    |-----------------|-----------------|

  _____________________
  (1) EXCLUDE MANDATORY CONVERTIBLE DEBT REPORTED IN SCHEDULE RC-M, ITEM 7.e, "TOTAL."
  (2) DO NOT REPORT IN COLUMN B THE RISK-WEIGHTED AMOUNT OF ASSETS REPORTED IN COLUMN A.




  CERT: 03263    00373   STBK 48-3926                                                     09-30-93
  TEXAS COMMERCE BANK NATIONAL ASSOCIATION                                                FFIEC 031
  P.O. BOX 2558                                                                           PAGE RC-22
  HOUSTON, TX  77252                                                                         (32)
                                                                  |-----------------|-----------------|
                                                                  |   (COLUMN A)    |   (COLUMN B)    |

                                                                      |     ASSETS      |  CREDIT EQUIV-  |
                                                                      |    RECORDED     |  ALENT AMOUNT   |
      SCHEDULE RC-R --CONTINUED                                       |     ON THE      | OF OFF-BALANCE  |
                                                                      |  BALANCE SHEET  | SHEET ITEMS (1) |
                                                                      |-----------------|-----------------|
                                          DOLLAR AMOUNTS IN THOUSANDS |      Bil Mil Tho|      Bil Mil Tho|
      ----------------------------------------------------------------|-----------------|-----------------|
       5. ASSETS AND CREDIT EQUIVALENT AMOUNTS OF OFF-BALANCE         |/////////////////|/////////////////|
          SHEET ITEMS ASSIGNED TO THE 20 PERCENT RISK CATAGORY:       |/////////////////|/////////////////|
          a. ASSETS RECORDED ON THE BALANCE SHEET:                    |/////////////////|/////////////////|
             (1) CLAIMS CONDITIONALLY GUARANTEED BY THE U.S. GOVERN-  |/////////////////|/////////////////|
                 MENT AND ITS AGENCIES AND OTHER OECD CENTRAL         |/////////////////|/////////////////|
                 GOVERNMENTS..........................................|3798     789,949 |/////////////////| 5.a.(1)
             (2) CLAIMS COLLATERALIZED BY SECURITIES ISSUED BY THE U.S|/////////////////|/////////////////|
                 GOVERNMENT AND ITS AGENCIES AND OTHER OECD CENTRAL   |/////////////////|/////////////////|
                 GOVERNMENTS; BY SECURITIES ISSUED BY U.S. GOVERNMENT |/////////////////|/////////////////|
                 SPONSORED AGENCIES; AND BY CASH ON DEPOSIT...........|3799      67,939 |/////////////////| 5.a.(2)
             (3) ALL OTHER............................................|3800   3,188,528 |/////////////////| 5.a.(3)
          b. CREDIT EQUIVALENT AMOUNT OF OFF-BALANCE SHEET ITEMS......|/////////////////|3801   1,364,840 | 5.b.
       6. ASSETS AND CREDIT EQUIVALENT AMOUNTS OF OFF-BALANCE         |/////////////////|/////////////////|
          SHEET ITEMS ASSIGNED TO THE 50 PERCENT RISK CATAGORY:       |/////////////////|/////////////////|
          a. ASSETS RECORDED ON THE BALANCE SHEET.....................|3802     295,484 |/////////////////| 6.a.
          b. CREDIT EQUIVALENT AMOUNT OF OFF-BALANCE SHEET ITEMS......|/////////////////|3803      45,014 | 6.b.
       7. ASSETS AND CREDIT EQUIVALENT AMOUNTS OF OFF-BALANCE         |/////////////////|/////////////////|
          SHEET ITEMS ASSIGNED TO THE 100 PERCENT RISK CATAGORY:      |/////////////////|/////////////////|
          a. ASSETS RECORDED ON THE BALANCE SHEET.....................|3804   7,170,861 |/////////////////| 7.a.
          b. CREDIT EQUIVALENT AMOUNT OF OFF-BALANCE SHEET ITEMS......|/////////////////|3805   2,678,128 | 7.b.
       8. ON-BALANCE SHEET VALUES (OR PORTIONS THEREOF) OF INTEREST   |/////////////////|/////////////////|
          RATE, FOREIGN EXCHANGE RATE, AND COMMODITY CONTRACTS WHICH  |/////////////////|/////////////////|
          HAVE A CAPITAL ASSESSMENT FOR THEIR OFF-BALANCE SHEET       |/////////////////|/////////////////|
          EXPOSURE UNDER THE RISK-BASED CAPITAL GUIDELINES AND THOSE  |/////////////////|/////////////////|
          CONTRACTS (E.G. FUTURES CONTRACTS) EXCLUDED FROM THE CALCU- |/////////////////|/////////////////|
          LATION OF THE RISK-BASED CAPITAL RATIO (EXCLUDE MARGIN      |/////////////////|/////////////////|
          ACCOUNTS AND ACCRUED RECEIVABLES FROM THIS ITEM)............|3806           0 |/////////////////| 8.
       9. TOTAL ASSETS RECORDED ON THE BALANCE SHEET (SUM OF ITEMS    |/////////////////|/////////////////|
          4.a, 5.a, 6.a, 7.a, AND 8, COLUMN A) (MUST EQUAL SCHEDULE   |/////////////////|/////////////////|
          RC, ITEM 12. PLUS ITEMS 4.b. AND 4.c. PLUS SCHEDULE RC-B,   |/////////////////|/////////////////|
          ITEM 6.a.(3), COLUMN A).....................................|3807  12,893,669 |/////////////////| 9.
                                                                      |-----------------|-----------------|

                                                                      |-----------------|-----------------|
      MEMORANDUM                                                      |   (COLUMN A)    |   (COLUMN B)    |
                                                                      |    NOTIONAL     | REPLACEMENT COST|
                                                                      | PRINCIPAL VALUE |  (MARKET VALUE) |
                                                                      |-----------------|-----------------|
                                          DOLLAR AMOUNTS IN THOUSANDS |      Bil Mil Tho|      Bil Mil Tho|
      ----------------------------------------------------------------|-----------------|-----------------|
       1. NOTIONAL PRINCIPAL VALUE AND REPLACEMENT COST OF INTEREST   |/////////////////|/////////////////|
          RATE AND FOREIGN EXCHANGE RATE CONTRACTS (IN COLUMN B, RE-  |/////////////////|/////////////////|
          PORT ONLY THOSE CONTRACTS WITH A POSITIVE REPLACEMENT COST):|/////////////////|/////////////////|
          a. INTEREST RATE CONTRACTS (EXCLUDE FUTURES CONTRACTS)......|/////////////////|3808     330,504 | M.1.a.
             (1) WITH A REMAINING MATURITY OF ONE YEAR OR LESS........|3809   3,023,139 |/////////////////| M.1.a.(1)
             (2) WITH A REMAINING MATURITY OF OVER ONE YEAR...........|3810   5,051,420 |/////////////////| M.1.a.(2)
          b. FOREIGN EXCHANGE RATE CONTRACTS(EXCLUDE CONTRACTS WITH   |/////////////////|/////////////////|
             AN ORIGINAL MATURITY OF 14 DAYS OR LESS AND FUTURES      |/////////////////|/////////////////|
             CONTRACTS)...............................................|/////////////////|3811       5,887 | M.1.b.
             (1) WITH A REMAINING MATURITY OF ONE YEAR OR LESS........|3812     336,137 |/////////////////| M.1.b.(1)
             (2) WITH A REMAINING MATURITY OF OVER ONE YEAR...........|3813       3,717 |/////////////////| M.1.b.(2)
                                                                      |-----------------|-----------------|

      _____________________
      (1) DO NOT REPORT IN COLUMN B THE RISK-WEIGHTED AMOUNT OF ASSETS REPORTED IN COLUMN A.






                                      THIS PAGE IS TO BE COMPLETED BY NATIONAL BANKS ONLY                  PAGE 34
      -----------------------------------------------------------------------------------------------------------------------------

                                                                                |             OMB NO. FOR OCC: 1557-0081
                                                                                |             EXPIRATION DATE: 02/28/93

      (AFFIX LABEL HERE)                                                        |
                                                                                |                  SPECIAL REPORT
                                                                                |       (TO BE COMPLETED BY NATIONAL BANKS ONLY)
                                                                                |          (DOLLAR AMOUNTS IN THOUSANDS)
                                                                                |                                     |---------|
                                                                                |                                     |  C-700  |(-

                                                                                |--------------------------------------------------

                                                                                |CLOSE OF BUSINESS    | FDIC CERTIFICATE NUMBER
                                                                                |DATE                 |
                                                                                |                     |
                                                                                |       09-30-93      |       03263
      -----------------------------------------------------------------------------------------------------------------------------
      LOANS TO EXECUTIVE OFFICERS (COMPLETE AS OF EACH CALL REPORT DATE)
      -----------------------------------------------------------------------------------------------------------------------------
      THE FOLLOWING INFORMATION IS REQUIRED BY PUBLIC LAW 90-44,BUT DOES NOT CONSTITUTE A PART OF THE REPORT OF CONDITION. THE LAW
      REQUIRES ALL NATIONAL BANKS TO FURNISH WITH EACH CONDITION REPORT A REPORT OF LOANS TO ITS EXECUTIVE OFFICERS MADE SINCE THE
      DATE OF THE PREVIOUS REPORT OF CONDITION. DATA REGARDING INDIVIDUAL LOANS ARE NOT REQUIRED. IF NO SUCH LOANS WERE MADE DURING
      THE PERIOD, INSERT "NONE" AGAINST SUBITEM (A). (EXCLUDE THE FIRST $5,000 OF INDEBTEDNESS OF EACH EXECUTIVE OFFICER UNDER BANK
      CREDIT CARD PLAN.)
      -----------------------------------------------------------------------------------------------------------------------------
         a. NUMBER OF LOANS TO EXECUTIVE OFFICERS...............................................| 3561 |            0 | a.
         b. TOTAL DOLLAR AMOUNT OF ABOVE LOANS (IN THOUSANDS OF DOLLARS)........................| 3562 |            0 | b.
                                                                                                ----------------------|
         c. RANGE OF INTEREST CHARGED ON ABOVE LOANS (EXAMPLE 9 3/4% - 9.75)....|7701|     0.00 % TO |7702|      0.00 | c.
      ----------------------------------------------------------------------------------------------------------------|


















      ----------------------------------------------------------------------------------------------------------------
      SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT                  |DATE (MONTH,DAY,YEAR)
                                                                                |
                                                                                |
                                                                                |
      ----------------------------------------------------------------------------------------------------------------
      NAME AND TITLE OF PERSON TO WHOM INQUIRIES MAY BE DIRECTED                |AREA CODE/TELEPHONE NUMBER
                                                                                |
      Karen Gatenby Vice President                                              |       (713) 216-5263
                                                                                |
      ----------------------------------------------------------------------------------------------------------------